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                                                                   Exhibit 10.14
















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                          CREDIT AND SECURITY AGREEMENT

                            DATED AS OF JULY 1, 1999


                                      AMONG

                INTERIM SERVICES RECEIVABLES CORP., AS BORROWER,
                  INTERIM SERVICES, INC., AS INITIAL SERVICER,
                EACH THE LENDERS FROM TIME TO TIME PARTY HERETO,

               THE FIRST NATIONAL BANK OF CHICAGO, AS FALCON AGENT
                                       AND
                              WACHOVIA BANK, N.A.,
                    AS BLUE RIDGE AGENT AND COLLATERAL AGENT

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                                TABLE OF CONTENTS
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ARTICLE I. THE CREDIT.............................................................................................2

   SECTION 1.1    THE FACILITY....................................................................................2

   SECTION 1.2    RATABLE LOANS; FUNDING MECHANICS; LIQUIDITY FUNDINGS............................................3

   SECTION 1.3    INTEREST RATES..................................................................................3

   SECTION 1.4    PAYMENT DATES; NOTELESS AGREEMENT...............................................................4

   SECTION 1.5    PREPAYMENTS.....................................................................................5

   SECTION 1.6    REDUCTIONS IN AGGREGATE COMMITMENT..............................................................5

   SECTION 1.7    REQUESTS FOR INCREASES IN AGGREGATE COMMITMENT..................................................6

   SECTION 1.8    EXTENSION OF THE SCHEDULED TERMINATION DATE.....................................................6

   SECTION 1.9    DISTRIBUTION OF CERTAIN NOTICES; NOTIFICATION OF INTEREST RATES.................................7


ARTICLE II. BORROWING AND PAYMENT MECHANICS; CERTAIN COMPUTATIONS.................................................7

   SECTION 2.1    METHOD OF BORROWING.............................................................................7

   SECTION 2.2    SELECTION OF CP TRANCHE PERIODS AND INTEREST PERIODS............................................7

   SECTION 2.3    COMPUTATION OF CONCENTRATION LIMITS AND UNPAID BALANCE..........................................8

   SECTION 2.4    MAXIMUM INTEREST RATE...........................................................................8

   SECTION 2.5    PAYMENTS AND COMPUTATIONS, ETC..................................................................8
      (a)   PAYMENTS..............................................................................................8
      (b)   LATE PAYMENTS.........................................................................................9
      (c)   METHOD OF COMPUTATION.................................................................................9
      (d)   AVOIDANCE OR RECISSION OF PAYMENTS....................................................................9

   SECTION 2.6    NON-RECEIPT OF FUNDS BY THE CO-AGENTS...........................................................9


ARTICLE III. SETTLEMENTS..........................................................................................9

   SECTION 3.1    REPORTING.......................................................................................9
      (a)   INFORMATION PACKAGES..................................................................................9
      (b)   INTEREST; OTHER AMOUNTS DUE...........................................................................9

   SECTION 3.2    TURNOVER OF COLLECTIONS........................................................................10
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   SECTION 3.3    NON-DISTRIBUTION OF SERVICER'S FEE.............................................................11

   SECTION 3.4    DEEMED COLLECTIONS.............................................................................11

ARTICLE IV. FEES AND YIELD PROTECTION............................................................................12

   SECTION 4.1    FEES...........................................................................................12

   SECTION 4.2    YIELD PROTECTION...............................................................................12

   SECTION 4.3    FUNDING LOSSES.................................................................................14


ARTICLE V. CONDITIONS OF ADVANCES................................................................................15

   SECTION 5.1    CONDITIONS PRECEDENT TO INITIAL ADVANCE........................................................15

   SECTION 5.2    CONDITIONS PRECEDENT TO ALL ADVANCES...........................................................17


ARTICLE VI. REPRESENTATIONS AND WARRANTIES.......................................................................17

   SECTION 6.1    REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES.................................................17
      (a)   DUE INCORPORATION AND GOOD STANDING; OWNERSHIP OF THE BORROWER.......................................17
      (b)   DUE QUALIFICATION....................................................................................17
      (c)   POWER AND AUTHORITY; DUE AUTHORIZATION...............................................................18
      (d)   TITLE TO RECEIVABLES; VALID SECURITY INTEREST........................................................18
      (e)   NONCONTRAVENTION.....................................................................................18
      (f)   NO PROCEEDINGS.......................................................................................18
      (g)   ENFORCEABILITY.......................................................................................19
      (h)   GOVERNMENT APPROVALS.................................................................................19
      (i)   FINANCIAL STATEMENTS AND ABSENCE OF CERTAIN MATERIAL ADVERSE CHANGES.................................19
      (j)   NATURE OF RECEIVABLES................................................................................20
      (k)   MARGIN REGULATIONS...................................................................................20
      (l)   QUALITY OF TITLE.....................................................................................20
      (m)   ACCURATE REPORTS.....................................................................................20
      (n)   OFFICES..............................................................................................20
      (o)   LOCK-BOX ACCOUNTS....................................................................................20
      (p)   ELIGIBLE RECEIVABLES.................................................................................21
      (q)   YEAR 2000 READINESS..................................................................................21
      (r)   NAMES................................................................................................21
      (s)   CREDIT AND COLLECTION POLICY.........................................................................21
      (t)   PAYMENTS TO ORIGINATOR...............................................................................21
      (u)   NOT AN INVESTMENT COMPANY............................................................................21
      (v)   BORROWING BASE.......................................................................................21

ARTICLE VII. GENERAL COVENANTS OF LOAN PARTIES...................................................................21

   SECTION 7.1    AFFIRMATIVE COVENANTS OF LOAN PARTIES..........................................................21
      (a)   COMPLIANCE WITH LAWS, ETC............................................................................21
      (b)   PRESERVATION OF CORPORATE EXISTENCE..................................................................22
      (c)   AUDITS...............................................................................................22
      (d)   KEEPING OF RECORDS AND BOOKS OF ACCOUNT..............................................................22
      (e)   PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS AND/OR INVOICES............................23

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      (f)   LOCATION OF RECORDS..................................................................................23
      (g)   CREDIT AND COLLECTION POLICIES.......................................................................23
      (h)   SALE AGREEMENT.......................................................................................23
      (i)   COLLECTIONS..........................................................................................23
      (j)   FURTHER ASSURANCES...................................................................................23

   SECTION 7.2    REPORTING REQUIREMENTS OF LOAN PARTIES.........................................................23
      (a)   QUARTERLY FINANCIAL STATEMENTS.......................................................................24
      (b)   ANNUAL FINANCIAL STATEMENTS..........................................................................24
      (c)   REPORTS TO SEC AND EXCHANGES.........................................................................24
      (d)   ERISA................................................................................................24
      (e)   EVENTS OF DEFAULT, ETC...............................................................................24
      (f)   LITIGATION...........................................................................................24
      (g)   REVIEWS OF RECEIVABLES...............................................................................24
      (h)   CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY...................................................24
      (i)   ACCOUNTING PERIODS...................................................................................25
      (j)   OTHER................................................................................................25

   SECTION 7.3    NEGATIVE COVENANTS OF LOAN PARTIES.............................................................25
      (a)   SALES, LIENS, ETC....................................................................................25
      (b)   EXTENSION OR AMENDMENT OF RECEIVABLES................................................................25
      (c)   CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY...................................................25
      (d)   CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS...........................................................25
      (e)   DEPOSITS TO LOCK-BOX ACCOUNTS AND COLLECTION ACCOUNT.................................................26
      (f)   CHANGES TO OTHER DOCUMENTS...........................................................................26
      (g)   RESTRICTED PAYMENTS BY THE BORROWER..................................................................26
      (h)   BORROWER INDEBTEDNESS................................................................................26
      (i)   PROHIBITION ON ADDITIONAL NEGATIVE PLEDGES...........................................................26
      (j)   NAME CHANGE, OFFICES, RECORDS AND BOOKS OF ACCOUNTS..................................................27
      (k)   MERGERS, CONSOLIDATIONS AND ACQUISITIONS.............................................................27
      (l)   DISPOSITION OF RECEIVABLES AND RELATED ASSETS........................................................27
      (m)   BORROWING BASE.......................................................................................27

   SECTION 7.4    SEPARATE CORPORATE EXISTENCE OF THE BORROWER...................................................27

ARTICLE VIII. ADMINISTRATION AND COLLECTION......................................................................30

   SECTION 8.1    DESIGNATION OF SERVICER........................................................................30
      (a)   INTERIM SERVICES AS INITIAL SERVICER.................................................................30
      (b)   SUCCESSOR NOTICE; SERVICER TRANSFER EVENTS...........................................................30
      (c)   SUBCONTRACTS.........................................................................................30
      (d)   EXPENSE INDEMNITY AFTER A SERVICER TRANSFER EVENT....................................................31

   SECTION 8.2    DUTIES OF SERVICER.............................................................................31
      (a)   APPOINTMENT; DUTIES IN GENERAL.......................................................................31
      (b)   SEGREGATION OF COLLECTIONS...........................................................................31
      (c)   MODIFICATION OF RECEIVABLES..........................................................................31
      (d)   DOCUMENTS AND RECORDS................................................................................31
      (e)   CERTAIN DUTIES TO THE BORROWER.......................................................................31
      (f)   TERMINATION..........................................................................................32
      (g)   POWER OF ATTORNEY....................................................................................32

   SECTION 8.3    RIGHTS OF THE COLLATERAL AGENT.................................................................32
      (a)   NOTICE TO OBLIGORS...................................................................................32

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      (b)   NOTICE TO LOCK-BOX BANKS.............................................................................32
      (c)   RIGHTS ON SERVICER TRANSFER EVENT....................................................................32

   SECTION 8.4    RESPONSIBILITIES OF LOAN PARTIES...............................................................33
      (a)   CONTRACTS............................................................................................33
      (b)   LIMITATION OF LIABILITY..............................................................................33

   SECTION 8.5    FURTHER ACTION EVIDENCING THE SECURITY INTEREST................................................33
      (a)   FURTHER ASSURANCES...................................................................................33
      (b)   ADDITIONAL FINANCING STATEMENTS; CONTINUATION STATEMENTS; PERFORMANCE BY COLLATERAL AGENT............34

   SECTION 8.6    APPLICATION OF COLLECTIONS.....................................................................34


ARTICLE IX. SECURITY INTEREST....................................................................................34

   SECTION 9.1    GRANT OF SECURITY INTEREST.....................................................................34

   SECTION 9.2    REMEDIES.......................................................................................35

   SECTION 9.3    TERMINATION AFTER FINAL PAYOUT DATE............................................................35

   SECTION 9.4    LIMITATION ON RIGHTS TO COLLATERAL PROCEEDS....................................................35


ARTICLE X. EVENTS OF DEFAULT.....................................................................................35

   SECTION 10.1   EVENTS OF DEFAULT..............................................................................35

   SECTION 10.2   REMEDIES.......................................................................................38
      (a)   OPTIONAL ACCELERATION................................................................................38
      (b)   AUTOMATIC ACCELERATIon...............................................................................38
      (c)   ADDITIONAL REMEDIES..................................................................................38

ARTICLE XI. THE AGENTS...........................................................................................38

   SECTION 11.1   APPOINTMENT....................................................................................38

   SECTION 11.2   DELEGATION OF DUTIES...........................................................................39

   SECTION 11.3   EXCULPATORY PROVISIONS.........................................................................39

   SECTION 11.4   RELIANCE BY AGENTS.............................................................................40

   SECTION 11.5   NOTICE OF EVENTS OF DEFAULT....................................................................41

   SECTION 11.6   NON-RELIANCE ON AGENTS AND OTHER LENDERS.......................................................41

   SECTION 11.7   INDEMNIFICATION OF AGENTS......................................................................42

   SECTION 11.8   AGENTS IN THEIR INDIVIDUAL CAPACITIES..........................................................42

   SECTION 11.9   SUCCESSOR COLLATERAL AGENT.....................................................................42
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   SECTION 11.10     AGENTS'CONFLICT WAIVERS.....................................................................43

   SECTION 11.11     UCC FILINGS.................................................................................44


ARTICLE XII. ASSIGNMENTS AND PARTICIPATIONS......................................................................44

   SECTION 12.1   RESTRICTIONS ON ASSIGNMENTS, ETC...............................................................44

   SECTION 12.2   RIGHTS OF ASSIGNEES AND PARTICIPANTS...........................................................45

   SECTION 12.3   TERMS AND EVIDENCE OF ASSIGNMENT...............................................................46


ARTICLE XIII. INDEMNIFICATION....................................................................................46

   SECTION 13.1   INDEMNITIES BY THE BORROWER....................................................................46
      (a)   GENERAL INDEMNITY....................................................................................46
      (b)   CONTEST OF TAX CLAIM; AFTER-TAX BASIS................................................................48
      (c)   CONTRIBUTION.........................................................................................49

   SECTION 13.2   INDEMNITIES BY SERVICER........................................................................49

ARTICLE XIV. MISCELLANEOUS.......................................................................................50

   SECTION 14.1   AMENDMENTS, ETC................................................................................50

   SECTION 14.2   NOTICES, ETC...................................................................................50

   SECTION 14.3   NO WAIVER; REMEDIES............................................................................50

   SECTION 14.4   BINDING EFFECT; SURVIVAL.......................................................................50

   SECTION 14.5   COSTS, EXPENSES AND TAXES......................................................................51

   SECTION 14.6   NO PROCEEDINGS.................................................................................51

   SECTION 14.7   CONFIDENTIALITY OF BORROWER INFORMATION........................................................51
      (a)   CONFIDENTIAL BORROWER INFORMATION....................................................................52
      (b)   DISCLOSURE...........................................................................................52
      (c)   LEGAL COMPULSION.....................................................................................53
      (d)   SURVIVAL.............................................................................................53

   SECTION 14.8   CONFIDENTIALITY OF PROGRAM INFORMATION.........................................................54
      (a)   CONFIDENTIAL INFORMATION.............................................................................54
      (b)   AVAILABILITY OF CONFIDENTIAL INFORMATION.............................................................54
      (c)   LEGAL COMPULSION TO DISCLOSE.........................................................................54
      (d)   SURVIVAL.............................................................................................55

   SECTION 14.9   CAPTIONS AND CROSS REFERENCES..................................................................55

   SECTION 14.10     INTEGRATION.................................................................................55

   SECTION 14.11     GOVERNING LAW...............................................................................55

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   SECTION 14.12     WAIVER OF JURY TRIAL........................................................................56

   SECTION 14.13     CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES...............................................56

   SECTION 14.14     EXECUTION IN COUNTERPARTS...................................................................56

   SECTION 14.15     NO RECOURSE AGAINST OTHER PARTIES...........................................................56


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                          CREDIT AND SECURITY AGREEMENT

                  THIS CREDIT AND SECURITY AGREEMENT is entered into as of July 1, 1999, by and among:

                  (1) INTERIM SERVICES RECEIVABLES CORP., a Delaware corporation (together with its successors and permitted assigns, the "BORROWER"),

                  (2) INTERIM SERVICES INC., a Delaware corporation (together with its successors, "INTERIM SERVICES"), as initial servicer hereunder (in such capacity, together with any successor servicer or sub-servicer appointed pursuant to SECTION 8.1, the "SERVICER"),

                  (3) BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation (together with its successors, "BLUE RIDGE"), FALCON ASSET SECURITIZATION CORPORATION, a Delaware corporation (together with its successors, "FALCON" and, together with Blue Ridge, the "CONDUITS"), WACHOVIA BANK, N.A., a national banking association, in its capacity as a Liquidity Bank to Blue Ridge (together with its successors, "WACHOVIA"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, in its capacity as a Liquidity Bank to Falcon (together with its successors, "FIRST CHICAGO"), as Lenders (hereinafter defined),

                  (4) WACHOVIA BANK, N.A., as administrative and liquidity agent for Blue Ridge and its Liquidity Banks (in such capacity, the "BLUE RIDGE AGENT"), and THE FIRST NATIONAL BANK OF CHICAGO, as administrative and liquidity agent for Falcon and its Liquidity Banks (in such capacity, the "FALCON AGENT" and, together with the Blue Ridge Agent, the "CO-AGENTS"), and

                  (5) WACHOVIA BANK, N.A., as collateral agent for the Agents and the Lenders (in such capacity, together with any successors thereto in such capacity, the "COLLATERAL AGENT").

UNLESS OTHERWISE INDICATED, CAPITALIZED TERMS USED IN THIS AGREEMENT ARE DEFINED IN ANNEX A.

                              W I T N E S S E T H :

                  WHEREAS, the Borrower is a wholly-owned direct subsidiary of INTERIM SERVICES;

                  WHEREAS, INTERIM SERVICES is engaged primarily in the business of providing professionals in the fields of information technology, finance, law, manufacturing and human resources, as well as clerical, administrative and light industrial staffing through its four main operating segments -- consulting, managed services, search/recruitment and flexible staffing;

                  WHEREAS, INTERIM SERVICES and certain of its Subsidiaries as Originators and the Borrower have entered into the Sale Agreement pursuant to which each of the Originators has sold, and hereafter will sell, to the Borrower all of its right, title and interest in and to its accounts receivable and certain related rights;

                  WHEREAS, the Borrower has requested that the Lenders make revolving loans to the Borrower from time to time hereafter secured by the Collateral, and, subject to the terms and conditions contained in this Agreement, the Lenders are willing to make such secured loans;

                  WHEREAS, the Lenders have requested that INTERIM SERVICES act as the initial Servicer for the Collateral, and, subject to the terms and conditions contained in this Agreement, INTERIM SERVICES is willing to act in such capacity; and

                  WHEREAS, Wachovia has been requested, and is willing, to act as the Collateral Agent under this Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                                   THE CREDIT

                  Section 1.1 THE FACILITY. On the terms and subject to the conditions set forth in this Agreement, the Borrower (or the Servicer on the Borrower's behalf) may from time to time during the Revolving Period request Advances by delivering a Borrowing Request to the Co-Agents in accordance with
SECTION 2.1. Upon receipt of a copy of each Borrowing Request from the Borrower or Servicer, each of the Co-Agents shall advise the Borrower not later than 12:00 noon (New York City time) on the Business Day following such receipt whether its Conduit or such Conduit's Liquidity Banks will fund a Loan in an amount equal to its Percentage of the requested Advance, and:

                  (a) in the event that Blue Ridge elects not to make any such Loan to the Borrower, each of the Liquidity Banks of Blue Ridge severally agrees to make its Ratable Share of such Loan to the Borrower, on the terms and subject to the conditions hereof, PROVIDED THAT at no time may the aggregate principal amount of Blue Ridge's and its Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the aggregate amount of the Blue Ridge Liquidity Banks' Commitments, and (ii) Blue Ridge's Percentage of the Borrowing Base (such lesser amount, the "BLUE RIDGE ALLOCATION LIMIT"); and

                  (b) in the event that Falcon elects not to make any such Loan to the Borrower, each of the Liquidity Banks of Falcon severally agrees to make its Ratable Share of such Loan to the Borrower, on the terms and subject to the conditions hereof, PROVIDED THAT at no time may the aggregate principal amount of Falcon's and its Liquidity Banks' Loans at any one time outstanding exceed the lesser of (i) the aggregate amount of the Falcon Liquidity Banks'





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Commitments, and (ii) Falcon's Percentage of the Borrowing Base (such lesser amount, the "FALCON ALLOCATION LIMIT").

Each Loan shall be in the minimum amount of $1,000,000 or a larger integral multiple of $500,000. In no event may the aggregate principal amount of the Advances hereunder exceed the lesser of (x) the Aggregate Commitment, or (y) the Borrowing Base. All Liquidity Banks' Commitments shall terminate on the Termination Date. Each of the Loans, and all other Obligations of the Borrower, shall be secured by the Collateral as provided in Article IX.

                  Section 1.2 RATABLE LOANS; FUNDING MECHANICS; LIQUIDITY FUNDINGS.

                  (a) Each Advance hereunder shall consist of Loans made from Falcon and/or its Liquidity Banks, on the one hand, and Blue Ridge and/or its Liquidity Banks, on the other hand, ratably in proportion to their respective Percentages.

                  (b) Each Lender funding any Loan (or portion thereof) shall initiate a wire transfer in the principal amount of its Loan on the applicable Borrowing Date to its applicable Co-Agent in immediately available funds not later than 10:00 a.m. (New York City time) on the applicable Borrowing Date and, subject to its receipt of such Loan proceeds, such Co-Agent shall initiate a wire transfer of such funds to the account specified by the Borrower in its Borrowing Request not later than 11:00 a.m. (New York City time) on such Borrowing Date.

                  (c) While it is the intent of the Conduits to fund their respective Percentages of each requested Advance through the issuance of Commercial Paper Notes, the parties acknowledge that if either of the Conduits is unable, or determines that it is undesirable, to issue Commercial Paper Notes to fund all or any portion its Loans at a CP Rate, or is unable to repay such Commercial Paper Notes upon the maturity thereof, such Conduit may put all or any portion of its Loans to its Liquidity Banks at any time pursuant to its Liquidity Agreement to finance or refinance the necessary portion of its Loans through a Liquidity Funding to the extent available. The Liquidity Fundings may be Alternate Base Rate Loans or Eurodollar Loans, or a combination thereof, selected by the Borrower in accordance with Article II. In addition, the parties acknowledge that Commercial Paper Notes are issued at a discount and at varying discount rates; accordingly, it may not be possible for all CP Rate Loans to be made in amounts precisely equal to the amounts specified in a Borrowing Request. Regardless of whether a Liquidity Funding constitutes an assignment of a Loan or the sale of one or more participations therein, each Liquidity Bank participating in a Liquidity Funding shall have the rights of a "Lender" hereunder with the same force and effect as if it had directly made a Loan to the Borrower in the amount of its Liquidity Funding.

                  (d) Nothing herein shall be deemed to commit any Lender to make CP Rate Loans.

                  Section 1.3 INTEREST RATES.

                  (a) Each CP Rate Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the CP Tranche Period applicable thereto selected in




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accordance with Article II of this Agreement to (but not including) the last day of such CP Tranche Period at the applicable CP Rate.

                  (b) Each Eurodollar Loan shall bear interest on the outstanding principal amount thereof from and including the first day of the Interest Period applicable thereto selected in accordance with Article II of this Agreement to (but not including) the last day of such Interest Period at a rate per annum equal to the sum of (i) the applicable Eurodollar Rate (Reserve Adjusted) for such Interest Period plus (ii) 0.60% per annum.

                  (c) Each Alternate Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from and including the date such Loan is made to but excluding the date it is paid at a rate per annum equal to the Alternate Base Rate for such day. Changes in the rate of interest on Alternate Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate.

                  (d) Notwithstanding anything to the contrary contained in SECTIONS 1.3(a), (b) or (c), upon the occurrence of an Event of Default, and during the continuance thereof, all Obligations shall bear interest, payable upon demand, at the Default Rate.

                  (e) Interest at any of the aforementioned rates shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day a Loan is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on a Loan shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

                  Section 1.4 PAYMENT DATES; NOTELESS AGREEMENT.

                  (a) The Borrower promises to pay each CP Rate Loan on the last day of its CP Tranche Period.

                  (b) The Borrower promises to pay each Eurodollar Loan on the last day of its Interest Period.

                  (c) The Borrower promises to pay each Alternate Base Rate Loan, together with all accrued and unpaid interest thereon, on or before the earlier to occur of (i) the Termination Date, and (ii) refinancing of such Loan with a CP Rate Loan or a Eurodollar Rate Loan.

                  (d) The Borrower promises to pay all accrued and unpaid interest on each Loan on its applicable Interest Payment Date.

                  (e) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. Upon request of its Co-Agent or the Collateral Agent, such Lender will confirm the outstanding principal balances of its




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Loans and the amount of any accrued and unpaid interest thereon. The entries maintained in the accounts maintained pursuant to this Section shall be PRIMA FACIE evidence of the existence and amounts of the Obligations therein recorded; PROVIDED, HOWEVER, that the failure of any Lender to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Obligations in accordance with their terms.

                  Section 1.5 PREPAYMENTS. Subject, in the case of CP Rate Loans and Eurodollar Loans, to the funding indemnification provisions of Section 4.3:

                  (a) The Borrower may from time to time prepay, without penalty or premium, all outstanding Loans, or, in a minimum aggregate amount of $2,000,000 (or a larger integral multiple of $1,000,000), any portion of the outstanding Loans upon two Business Days' prior written notice to the Co-Agents (each, a "PREPAYMENT NOTICE"), PROVIDED THAT each such prepayment of principal is accompanied by a payment of all accrued and unpaid interest thereon and is made ratably amongst the Lenders;

                  (b) If on any Business Day, the aggregate outstanding principal amount of Blue Ridge's Loans and the Liquidity Fundings made by Blue Ridge's Liquidity Banks exceeds the Blue Ridge Allocation Limit, the Borrower shall prepay such Loans, without premium or penalty, by initiating a wire transfer to the Blue Ridge Co-Agent not later than 11:00 a.m. (New York City time) on the second Business Day thereafter in an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid;

                  (c) If on any Business Day, the aggregate outstanding principal amount of Falcon's Loans and the Liquidity Fundings made by Falcon's Liquidity Banks exceeds the Falcon Allocation Limit, the Borrower shall prepay such Loans, without premium or penalty, by initiating a wire transfer to the Falcon Co-Agent not later than 11:00 a.m. (New York City time) on the second Business Day thereafter in an amount sufficient to eliminate such excess, together with accrued and unpaid interest on the amount prepaid; and

                  (d) Upon receipt of any wire transfer pursuant to SECTION 1.5(b) or (c), the applicable Co-Agent shall initiate a wire transfer to each of its constituent Lenders of their respective shares thereof not later than 11:00 a.m. (New York City time) on the date when received.

                  Section 1.6 REDUCTIONS IN AGGREGATE COMMITMENT. The Borrower may permanently reduce the Aggregate Commitment in whole, or ratably in part, in a minimum amount of $10,000,000 (or a larger integral multiple of $1,000,000), upon at least five Business Days' written notice to the Co-Agents (each, a "COMMITMENT REDUCTION NOTICE"), which notice shall specify the aggregate amount of any such reduction and the Blue Ridge Liquidity Banks' and Falcon Liquidity Banks' respective Percentages thereof, PROVIDED, HOWEVER, that (a) the amount of the Aggregate Commitment may not be reduced below the aggregate principal amount of the outstanding Advances, and (b) the amount of the Aggregate Commitment may not be reduced below $50,000,000 unless the Aggregate Commitment is terminated in full. All accrued and unpaid fees shall be payable on the effective date of any termination of the Aggregate

Commitment. Each Commitment Reduction Notice shall be irrevocable once delivered to the Co-Agents.

                  Section 1.7 REQUESTS FOR INCREASES IN AGGREGATE COMMITMENT. The Borrower may from time to time request increases in the Aggregate Commitment in a minimum amount of $10,000,000 (or a larger integral multiple of $1,000,000), upon at least 30 days' prior written notice to the Co-Agents, which notice shall specify the amount of and proposed effective date for any such requested increase (each, a "COMMITMENT INCREASE REQUEST"). If both Co-Agents agree to the requested increase by notifying the Borrower in writing of their concurrence, such increase shall be made to the Commitments of the Blue Ridge Liquidity Banks and the Falcon Liquidity Banks, ratably in accordance with their respective Percentages and Ratable Shares as of the effective date specified in the Commitment Increase Request. If either Co-Agent declines such request, the other Co-Agent may elect to increase the Commitments of its constituent Liquidity Banks by all or any portion of the entire amount requested, in which case the Percentages shall be adjusted to reflect such increase on the effective date specified in the Commitment Increase Request. If neither Co-Agent agrees to such increase, the amount of the Aggregate Commitment shall remain unchanged.

                  Section 1.8 EXTENSION OF THE SCHEDULED TERMINATION DATE. Provided that no Event of Default exists and is continuing, the Borrower may request an extension of the Scheduled Termination Date by submitting a request for an extension (each, an "EXTENSION REQUEST") to the Co-Agents no more than 60 days prior to the Scheduled Termination Date then in effect. The Extension Request must specify the new Scheduled Termination Date requested by the Borrower and the date (which must be at least 30 days after the Extension Request is delivered to the Co-Agents) as of which the Co-Agents and their respective constituents must respond to the Extension Request (the "RESPONSE DATE"). The new Scheduled Termination Date shall be no more than 364 days after the Scheduled Termination Date in effect at the time the Extension Request is received, including the Scheduled Termination Date as one of the days in the calculation of the days elapsed. Promptly upon receipt of an Extension Request, the Blue Ridge Agent shall notify Blue Ridge and its Liquidity Banks of the contents thereof and shall request each such Person to approve the Extension Request, and the Falcon Agent shall notify Falcon and its Liquidity Banks of the contents thereof and shall request each such Person to approve the Extension Request. Each Lender and Liquidity Bank approving the Extension Request shall deliver its written approval to its Co-Agent no later than the Response Date, whereupon such Co-Agent shall notify the other Co-Agent and the Borrower within one Business Day thereafter as to whether all of such Co-Agent's constituents have approved the Extension Request. If all of the Blue Ridge Agent's constituents and all of the Falcon Agent's constituents have approved the Extension Request, the Scheduled Termination Date specified in the Extension Request shall become effective on the existing Scheduled Termination Date, and each of the Co-Agents shall promptly notify the Borrower and the other Co-Agent of the new Scheduled Termination Date. If either Co-Agent's constituents do not unanimously agree to an Extension Request, the Borrower shall have the right to require such constituents to assign all, but not less than all, of their Commitment (as applicable) and outstanding Obligations by entering into written assignments with one or more Eligible Assignees not later than the 5th Business Day prior to the existing Scheduled Termination Date. Each such assignment to an Eligible Assignee (including, if agreed by the other Co-Agent's constituents, to such constituents) shall become effective on such existing Scheduled Termination Date and, subject to receipt of payment in full on such existing Scheduled Termination Date for all such Obligations, the non-extending Lenders shall make such assignments; PROVIDED THAT any expenses or other amounts which would be owing to such Lender pursuant to any indemnification provision hereof shall be payable by the Borrower as if the Borrower had prepaid the Loans of the assigning Lenders rather than such assigning Lenders having assigned their respective interests hereunder.

                  Section 1.9 DISTRIBUTION OF CERTAIN NOTICES; NOTIFICATION OF INTEREST RATES. Promptly after receipt thereof, the Blue Ridge Agent will notify Blue Ridge and its Liquidity Banks, and the Falcon Agent will notify Falcon and its Liquidity Banks of the contents of each Information Package, Borrowing Request, Extension Request, Commitment Reduction Notice, Prepayment Notice, Commitment Increase Request or notice of default received by it from the Borrower or the Servicer hereunder. In addition, each of the Co-Agents shall promptly notify its constituent Lenders and the Borrower of each determination of and change in Interest Rates.

                                  ARTICLE II.
             BORROWING AND PAYMENT MECHANICS; CERTAIN COMPUTATIONS

                  Section 2.1 METHOD OF BORROWING. The Borrower (or the Servicer on the Borrower's behalf) shall give the Co-Agents irrevocable notice in the form of EXHIBIT 2.1 hereto (each, a "BORROWING REQUEST") not later than 12:00 noon (New York City time) at least two Business Days before the Borrowing Date of each Advance. On each Borrowing Date, each Lender shall make available its Loan or Loans in immediately available funds to its Co-Agent by initiating a wire transfer in such amount not later than 10:00 a.m. (New York City time). Subject to its receipt of such wire transfers, each Co-Agent will initiate a wire transfer of the funds so received from the Lenders to the Borrower at the account specified in its Borrowing Request not later than 11:00 a.m. (New York City time) on the applicable Borrowing Date. Neither the Borrower, nor the Servicer on the Borrower's behalf, may deliver more than 1 Borrowing Request in any week of this Agreement (except that the Borrower, or the Servicer on the Borrower's behalf, may deliver up to 2 Borrowing Requests in the week in which INTERIM SERVICES' acquisition of Norrell Corporation and/or its Subsidiaries is consummated).

                  Section 2.2 SELECTION OF CP TRANCHE PERIODS AND INTEREST PERIODS.

                  Prior to the occurrence of an Event of Default, the Borrower or the Servicer in its Borrowing Request may request CP Tranche Periods (or, in the case of Liquidity Fundings, Interest Periods) from time to time to apply to each Lender's CP Rate Loans or Eurodollar Loans, as applicable; PROVIDED, HOWEVER, that (i) at least one CP Tranche Period or one Interest Period shall mature on each Settlement Date, and (ii) no CP Tranche Period or Interest Period which began prior to the Scheduled Termination Date shall extend beyond the Scheduled Termination Date.

                  While each of the Co-Agents will use reasonable efforts to accommodate the Borrower's or the Servicer's requests for CP Tranche Periods or Interest Periods prior to an Event of Default, each of the Co-Agents shall have the right to subdivide any requested Loan into one or more Loans of different CP Tranche Periods or Interest Periods, as the case may be, or, if the requested period is not feasible, to suggest an alternative CP Tranche Period or Interest Period, PROVIDED THAT not less than $1,000,000 of principal may be allocated to any CP Tranche Period or Interest Period of any Lender, and no Alternate Base Rate Loan may have a principal amount of less than $1,000,000.

                  The Borrower (or the Servicer on the Borrower's behalf) may not request an Interest Period for a Eurodollar Loan unless it shall have given the Co-Agents written notice of its desire therefor not later than 12:00 noon (New York City time) at least 3 Business Days prior to the first day of the desired Interest Period. Accordingly, all Liquidity Fundings shall initially be Alternate Base Rate Loans.

                  Unless the Co-Agents shall have received written notice by 12:00 noon (New York City time) on the second Business Day prior to the last day of a CP Tranche Period that the Borrower intends to reduce the aggregate principal amount of the Conduits' respective CP Rate Loans outstanding, each Conduit shall be entitled to assume that the Borrower desires to refinance its maturing CP Rate Loans on the last day of such CP Tranche Period with new CP Rate Loans in like principal amounts with CP Tranche Periods of approximately the same duration; PROVIDED, HOWEVER, that neither Conduit shall be liable for failure to effect such refinancing and the Borrower shall remain liable for failure to pay the matured CP Rate Loans which were not so refinanced.

                  Unless the Co-Agents shall have received written notice by 12:00 noon (New York City time) on the third Business Day prior to the last day of an Interest Period that the Borrower intends to reduce the aggregate principal amount of the Eurodollar Loans outstanding from the Liquidity Banks, each of the Liquidity Banks shall be entitled to assume that the Borrower desires to refinance its maturing Eurodollar Loans on the last day of such Interest Period with Alternate Base Rate Loans.

                  Section 2.3 COMPUTATION OF CONCENTRATION LIMITS AND UNPAID BALANCE. The Obligor Concentration Limits and the aggregate Unpaid Balance of Receivables of each Obligor and its Affiliated Obligors (if any) shall be calculated as if each such Obligor and its Affiliated Obligors were one Obligor.

                  Section 2.4 MAXIMUM INTEREST RATE. No provision of this Agreement shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law.

                  Section 2.5 PAYMENTS AND COMPUTATIONS, ETC.

                  (a) PAYMENTS. The Borrower or the Servicer, as the case may be, shall initiate a wire transfer of immediately available funds of all amounts to be paid or deposited by the Borrower or the Servicer to any of the Agents or the Lenders (other than amounts payable under SECTION 4.2) no later than 11:00 a.m. (New York City time) on the day when due in lawful money of the United States of America to the applicable Co-Agent at such Co-Agent's address specified in SCHEDULE 14.2, and, to the extent such payment is for the account of a Lender, such Co-Agent shall promptly disburse such funds to the appropriate Lender.

                  (b) LATE PAYMENTS. To the extent permitted by law, upon demand, the Borrower or the Servicer, as applicable, shall pay to the applicable Co-Agent for the account of each Person to whom payment of any Obligation is due, interest on all amounts not paid or deposited by 2:00 p.m. (New York City time) on the date when due (without taking into account any applicable grace period) at the Default Rate as specified in SECTION 10.1(a), PROVIDED, HOWEVER, that no such interest rate shall at any time exceed the maximum rate permitted by applicable law.

                  (c) METHOD OF COMPUTATION. All computations of interest, Servicer's Fee, any per annum fees payable under SECTION 4.1 and any other per annum fees payable by the Borrower to the Lenders, the Servicer or the Agents under the Loan Documents shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) elapsed.

                  (d) AVOIDANCE OR RECISSION OF PAYMENTS. To the maximum extent permitted by applicable law, no payment of any Obligation shall be considered to have been paid if at any time such payment is rescinded or must be returned for any reason.

                  Section 2.6 NON-RECEIPT OF FUNDS BY THE CO-AGENTS. Unless a Lender notifies its Co-Agent prior to the date and time on which it is scheduled to fund a Loan that it does not intend to fund, such Co-Agent may assume that such funding will be made and may, but shall not be obligated to, make the amount of such Loan available to the intended recipient in reliance upon such assumption. If such Lender has not in fact funded its Loan proceeds to its Co-Agent, the recipient of such payment shall, on demand by such Co-Agent, repay to such Co-Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by such Co-Agent until the date such Co-Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day.

                                  ARTICLE III.
                                  SETTLEMENTS

                  Section 3.1 REPORTING.

                  (a) INFORMATION PACKAGES. Not later than 15 Business Days after each Cut-Off Date hereafter (each, a "REPORTING DATE"), the Servicer shall deliver to the Co-Agents, a report in the form of EXHIBIT 3.1(a) (each, an "INFORMATION PACKAGE") accompanied by an electronic file in a form reasonably satisfactory to the Co-Agents; PROVIDED, HOWEVER, that if an Event of Default shall exist and be continuing, either of the Co-Agents may request that a computation of the Borrowing Base be made more frequently than monthly.

                  (b) INTEREST; OTHER AMOUNTS DUE. At or before 12:00 noon (New York City time) on the Business Day before each Settlement Date, each of the Co-Agents shall notify the Borrower and the Servicer of (i) the aggregate principal balance of all Loans made by such Co-Agent's constituent Lenders that are then outstanding, and (ii) the aggregate amount of all principal, interest and fees that will be due and payable by the Borrower to such Co-Agent for the account of such Co-Agent or its constituent Lenders on such Settlement Date.

                  Section 3.2 TURNOVER OF COLLECTIONS. Without limiting the Agents' and the Lenders' recourse to the Borrower for payment of any and all
Obligations:

                  (a) If any Information Package reveals that a mandatory prepayment is required under SECTION 1.5(b) or (c), not later than the 12:00 noon (New York City time) on the next succeeding Settlement Date, the Servicer shall turn over to the Co-Agents, for distribution to their respective constituent Lenders, a portion of the Collections equal to the aggregate amount of such required mandatory prepayments;

                  (b) If any Loans are to be voluntarily prepaid on a Settlement Date in accordance with SECTION 1.5(a), on such Settlement Date, the Servicer shall turn over to the Co-Agents, for distribution to their respective constituent Lenders, a portion of the Collections equal to the aggregate amount of such optional prepayment; and

                  (c) In addition to, but without duplication of, the foregoing, on (i) each Settlement Date and (ii) each other date on which any principal of or interest on any of the Loans becomes due (whether by acceleration or otherwise), the Servicer shall turn over to the Co-Agents, for distribution to their respective constituent Lenders, a portion of the Collections equal to the aggregate amount all Obligations that are due and owing on such date.

If the Collections are insufficient to make all payments required under clauses
(a), (b) and (c) and the Servicer's Fees and, if applicable, all expenses due and owing to any replacement Servicer under SECTION 8.1(d) (all of the foregoing, collectively, the "REQUIRED AMOUNTS") and the Borrower has made any Demand Advances, the Borrower shall make demand upon INTERIM SERVICES for payment of the Demand Advances in an amount equal to the lesser of the Required Amounts or the aggregate outstanding principal balance of such Demand Advances (plus any accrued and unpaid interest thereon) and, upon receipt of any such amounts, the Borrower shall pay them to the Co-Agents for distribution in accordance with this SECTION 3.2.

                  (d) If the amount of Collections and payments on Demand Advances received by the Co-Agents on any Settlement Date are insufficient to pay all Required Amounts, such amount shall be applied to the items specified in the subclauses below, in the order of priority of such subclauses:

                  (i) to any accrued and unpaid interest on the Loans that is then due and owing, including any previously accrued interest which was not paid on its applicable due date;

                  (ii) if the Servicer is not the Borrower or an Affiliate thereof, to any accrued and unpaid Servicer's Fee that is then due and owing to such Servicer, together with any invoiced expenses of the Servicer due and owing pursuant to SECTION 8.1(d);

                  (iii) to the Facility Fee and the Usage Fee accrued during such Settlement Period, plus any previously accrued Facility Fee and Usage Fee not paid on a prior Settlement Date;

                  (iv) to the payment of the principal of any Loans that are then due and owing;

                  (v) to other Obligations that are then due and owing;

                  (vi) if the Servicer is the Borrower, INTERIM SERVICES or one of their respective Affiliates, to the accrued and unpaid Servicer's Fee and Supplemental Servicer's Fee that are then due and owing to such Servicer; and

                  (vii) the balance, if any, to the Borrower.

                  Section 3.3 NON-DISTRIBUTION OF SERVICER'S FEE. Each of the Agents and the Secured Parties hereby consents to the retention by the Servicer of a portion of the Collections equal to the Servicer's Fee (and, if applicable, any invoiced expenses of such Servicer that are due and owing pursuant to
SECTION 8.1(d)) so long as the Collections received by the Servicer are sufficient to pay all amounts pursuant to SECTION 3.2 of a higher priority as specified in such Section.

                  Section 3.4 DEEMED COLLECTIONS. If on any day:

                  (a) the Unpaid Balance of any Receivable is reduced as a result of any rejected services, any cash discount, any Applicable Rebill, or any other adjustment by any Loan Party or any Affiliate thereof, or as a result of any tariff or other governmental or regulatory action, or

                  (b) the Unpaid Balance of any Receivable is reduced or canceled as a result of a setoff in respect of any claim by the Obligor thereof (whether such claim arises out of the same or a related or an unrelated transaction), or

                  (c) the Unpaid Balance of any Receivable is reduced on account of the obligation of any Loan Party or any Affiliate thereof to pay to the related Obligor any rebate or refund, or

                  (d) the Unpaid Balance of any Receivable is less than the amount included in calculating the Net Pool Balance for purposes of any Information Package (for any reason other than such Receivable becoming a Defaulted Receivable), or

                  (e) any of the representations or warranties of the Borrower set forth in SECTION 6.1(j), (l) or (p) were not true when made with respect to any Receivable, or any of the representations or warranties of the Borrower set forth in SECTION 6.1(l) are no longer true with respect to any Receivable, or any Receivable is repurchased by any of the Originators pursuant to the Sale Agreement, then, on such day, the Borrower shall be deemed to have received a Collection of such Receivable (1) in the case of clauses (a)-(d) above, in the amount of such reduction or cancellation or the difference between the actual Unpaid Balance and the amount included in calculating such Net Pool Balance, as applicable; and (2) in the case of clause (e) above, in the amount of the Unpaid Balance of such Receivable.

                                  ARTICLE IV.
                           FEES AND YIELD PROTECTION

                  Section 4.1 FEES. INTERIM SERVICES or the Borrower, as applicable, shall pay to the Agents and the Lenders certain fees from time to time in amounts and payable on such dates as are set forth in the Fee Letters.

                  Section 4.2 YIELD PROTECTION.

                  If (i) Regulation D or (ii) any Regulatory Change occurring after the date hereof:

                  (a) shall subject an Affected Party to any tax, duty or other charge with respect to its Obligations or, as applicable, its Commitment or its commitment under any Liquidity Agreement, or shall change the basis of taxation of payments to the Affected Party of any Obligations, owed to or funded in whole or in part by it or any other amounts due under this Agreement in respect of its Obligations or, as applicable, its Commitment or its commitment under any Liquidity Agreement except for (1) taxes based on, or measured by, net income, or changes in the rate of tax on or determined by reference to the overall net income, of such Affected Party imposed by the United States of America, by the jurisdiction in which such Affected Party's principal executive office is located and, if such Affected Party's principal executive office is not in the United States of America, by the jurisdiction where such Affected Party's principal office in the United States is located, (2) franchise taxes, taxes on, or in the nature of, doing business taxes or capital taxes, or (3) withholding taxes required for payments made to any foreign entity which, at the time such foreign entity issues its Commitment or Liquidity Commitment or becomes an assignee of a Lender hereunder, fails to deliver to the applicable Co-Agent and the Borrower an accurate IRS Form 1001 or 4224, as applicable; or

                  (b) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Federal Reserve Board, but excluding any reserve included in the determination of interest), special deposit or similar requirement against assets of any Affected Party, deposits or obligations with or for the account of any Affected Party or with or for the account of any affiliate (or entity deemed by the Federal Reserve Board to be an affiliate) of any Affected Party, or credit extended by any Affected Party; or

                  (c) shall affect the amount of capital required or expected to be maintained by any Affected Party; or

                  (d) shall impose any other condition affecting any Obligation owned or funded in whole or in part by any Affected Party, or its rights or obligations, if any, to make Loans or Liquidity Fundings; or

                  (e) shall change the rate for, or the manner in which the Federal Deposit Insurance Corporation (or a successor thereto) assesses deposit insurance premiums or similar charges;

and the result of any of the foregoing is or would be:

                           (x) to increase the cost to or to impose a cost on
                  (I) an Affected Party funding or making or maintaining any Loan, any Liquidity Funding, or any commitment of such Affected Party with respect to any of the foregoing, or (II) any Agent for continuing its or the Borrower's relationship with any Affected Party, in each case, in an amount deemed to be material by such Affected Party,

                           (y) to reduce the amount of any sum received or
                  receivable by an Affected Party under this Agreement or under its Liquidity Agreement, or

                           (z) to reduce the rate of return on such Affected
                  Party's capital as a consequence of its Commitment, its Liquidity Commitment or the Loans made by it to a level below that which such Affected Party could have achieved but for the occurrence of such circumstances, then, within thirty days after demand by such Affected Party (which demand shall be made not more than 180 days after the date on which the Affected Party becomes aware of such Regulatory Change and shall be accompanied by a certificate setting forth, in reasonable detail, the basis of such demand and the methodology for calculating, and the calculation of, the amounts claimed by the Affected Party), the Borrower shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such actual additional cost, actual increased cost or actual reduction.

                  (f) Each Affected Party will promptly notify the Borrower and the applicable Co-Agent of any event of which it has knowledge (including any future event that, in the judgment of such Affected Party, is reasonably certain to occur) which will entitle such Affected Party to compensation pursuant to this SECTION 4.2; PROVIDED, HOWEVER, no failure to give or delay in giving such notification shall adversely affect the rights of any Affected Party to such compensation unless such notification is given more than 180 days after the Affected Party becomes aware of such Regulatory Change.

                  (g) In determining any amount provided for or referred to in this SECTION 4.2, an Affected Party may use any reasonable averaging and attribution methods (consistent with its ordinary business practices) that it (in its reasonable discretion) shall deem applicable. Any Affected Party when making a claim under this SECTION 4.2 shall submit to the Borrower the above-referenced certificate as to such actual increased cost or actual reduced return (including calculation thereof in reasonable detail), which statement shall, in the absence of demonstrable error, be conclusive and binding upon the Borrower.

                  (h) Each of the Lenders agrees, and to require each Affected Party to agree that, with reasonable promptness after an officer of such Lender or such Affected Party responsible for administering the Transaction Documents becomes aware that it has become an Affected Party under this SECTION 4.2, is entitled to receive payments under this SECTION 4.2, or is or has become subject to U.S. withholding taxes payable by any Loan Party in respect of its investment hereunder, it will, to the extent not inconsistent with any internal policy of such Person or any applicable legal or regulatory restriction, (i) use all reasonable efforts to make, fund or maintain its commitment or investment hereunder through another branch or office of such Affected Party, or (ii) take such other reasonable measures, if, as a result thereof, the circumstances which would cause such Person to be an Affected Party under this SECTION 4.2 would cease to exist, or the additional amounts which would otherwise be required to be paid to such Person pursuant to this SECTION 4.2 would be reduced, or such withholding taxes would be reduced, and if the making, funding or maintaining of such commitment or investment through such other office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such commitment or investment or the interests of such Person; provided that such Person will not be obligated to utilize such other lending office pursuant to this SECTION 4.2 unless the Borrower agrees to pay all incremental expenses incurred by such Person as a result of utilizing such other office as described in clause (i) above.

                  (i) If any Liquidity Bank makes a claim for compensation under this SECTION 4.2, the Borrower may propose an Eligible Assignee to such Liquidity Bank's Co-Agent who is willing to accept an assignment of all of such Liquidity Bank's rights and obligations under the Transaction Documents; PROVIDED THAT any expenses or other amounts which would be owing to such Liquidity Bank pursuant to any indemnification provision hereof (including, if applicable, SECTION 4.3) shall be payable by the Borrower as if the Borrower had prepaid the Loans of the assigning Lenders rather than such assigning Lenders having assigned their respective interests hereunder. Provided that such proposed Eligible Assignee is acceptable to such Co-Agent (who shall not unreasonably withhold or delay its approval), the claiming Liquidity Bank will be obligated to assign all of its rights and obligations to such proposed Eligible Assignee within 10 Business Days after such Co-Agent gives its consent to such proposed Eligible Assignee.

                  Section 4.3 FUNDING LOSSES. In the event that any Lender or any Liquidity Bank shall actually incur any actual loss or expense (including any actual loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make any Loan or such Liquidity Bank to make any Liquidity Funding or maintain any Liquidity Funding) as a result of (i) any payment of principal with respect to Lender's Loan being made on any day other than the scheduled last day of an applicable CP Tranche Period or Interest Period with respect thereto (it being understood that the foregoing shall not apply to any Alternate Base Rate Loans), or (ii) any Loan not being made in accordance with a request therefor under SECTION 2.1, then, upon written notice from any Co-Agent to the Borrower and the Servicer, the Borrower shall pay to the Servicer, the Servicer shall pay to the applicable Co-Agent for the account of such Lender or Liquidity Bank, as applicable, the amount of such actual loss or expense. Such written notice (which shall include the methodology for calculating, and the calculation of, the amount of such actual loss or expense, in reasonable detail) shall, in the absence of demonstrable error, be conclusive and binding upon the Borrower and the Servicer.

                                   ARTICLE V.
                             CONDITIONS OF ADVANCES

                  Section 5.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The initial Advances pursuant to this Agreement is subject to the condition precedent that each of the Co-Agents shall have received, on or before the date of such initial Advance, the following each (unless otherwise indicated) dated such date and in form and substance reasonably satisfactory to each of the Co-Agents:

                  (a) The Sale Agreement, duly executed by the parties thereto;

                  (b) A certificate of the Secretary or Assistant Secretary of each Loan Party certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Transaction Documents to be delivered by it hereunder (on which certificate the Agents and the Lenders may conclusively rely until such time as each of the Co-Agents shall receive from such Loan Party a revised certificate meeting the requirements of this SUBSECTION (b));

                  (c) The Certificate of Incorporation of each Loan Party, duly certified by the Secretary of State of such Loan Party's state of incorporation, as of a recent date acceptable to Co-Agents in each case together with a copy of the by-laws of such Loan Party, duly certified by the Secretary or an Assistant Secretary of such Loan Party;

                  (d) Copies of good standing certificates for each Loan Party, issued by the Secretaries of State of the state of incorporation of such Loan Party and the state where such Loan Party's principal place of business is located;

                  (e) Acknowledgment copies (or other evidence of filing reasonably acceptable to the Collateral Agent) of (i) proper financing statements (Form UCC-1), in such form as the Collateral Agent may reasonably request, naming each of the Originators as debtor and seller of its Receivables and Related Assets, the Borrower as the secured party and purchaser thereof and the Collateral Agent, as agent for the Secured Parties, as assignee, and (ii) financing statements (Form UCC-1), in such form as the Collateral Agent may reasonably request, naming the Borrower as the debtor and the Collateral Agent, as agent for the Secured Parties, as the secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Collateral Agent desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the sale by each of the Originators to the Borrower of, and the Collateral Agent's security interest in the Collateral;

                  (f) Search reports provided in writing to the Co-Agents (i) listing all effective financing statements that name any Loan Party as debtor and that are filed in the jurisdictions in which filings were made pursuant to SUBSECTION (e) above and in such other jurisdictions that the Collateral Agent shall reasonably request, together with copies of such financing statements (none of which (other than any of the financing statements described in SUBSECTION (e) above) shall cover any Receivables or Related Assets), and (ii) listing all tax liens and judgment liens (if any) filed against any debtor referred to in CLAUSE (i) above in the jurisdictions described therein and showing no such Liens;

                  (g) The Subordinated Notes, duly executed by the Borrower;

                  (h) A favorable opinion of counsel to Loan Parties admitted to practice in the State of New York, covering the matters set forth in of EXHIBIT 5.1(h);

                  (i) Favorable opinions of counsel to Loan Parties, as to:

                           (1) the existence of a "true sale" of the Receivables
                  from each of the Originators to the Borrower under the Sale Agreement; and

                           (2) the inapplicability of the doctrine of
                  substantive consolidation to the Borrower and each of the Originators in connection with any bankruptcy proceeding involving any Loan Party;

                  (j) A PRO FORMA Information Package, prepared as of the Cut-Off Date of May 23, 1999;

                  (k) A report in form and substance satisfactory to the Co-Agents from the Initial Due Diligence Auditor as to a pre-closing due diligence audit by the Initial Due Diligence Auditor;

                  (l) Each of the Liquidity Agreements, in form and substance satisfactory to the applicable Co-Agent, duly executed by the parties thereto;

                  (m) UCC-3 partial releases and/or termination statements with respect to any existing Liens on the Collateral;

                  (n) With respect to INTERIM SERVICES, copies of its most recent reports on SEC Forms 10-K and 10-Q;

                  (o) The Fee Letter to which such Co-Agent is a party, together with payment of any and all fees due on or prior to the date of the initial Advance;

                  (p) A certificate of an Authorized Officer of each of the Loan Parties certifying that as of the date of the initial Advance, no Event of Default or Unmatured Event of Default exists and is continuing;

                  (q) Letters in the form of Exhibit 6.1(q) hereto, addressed to the Agents and the Lenders, and duly executed by each of the Originators and the Loan Parties; and

                  (r) Such other agreements, instruments, certificates, opinions and other documents as any of the Agents may reasonably request.

                  Section 5.2 CONDITIONS PRECEDENT TO ALL ADVANCES. Each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the applicable Borrowing Date, each of the following statements shall be true (and the Borrower, by accepting the amount of such Advances or by receiving the proceeds of any Loan comprising such Advance, and each other Loan Party, upon such acceptance or receipt by the Borrower, shall be deemed to have certified that):

                  (a) the representations and warranties contained in SECTION
6.1 are correct in all material respects on and as of the date of such Advance as though made on and as of such day and shall be deemed to have been made on such day,

                  (b) no event has occurred and is continuing, or would result from such Advance, that constitutes an Event of Default or Unmatured Default,

                  (c) after giving effect to each proposed Advance, the Advances will not exceed the lesser of the Borrowing Base or the Aggregate Commitment, the Loans made by Blue Ridge and its Liquidity Banks will not exceed the Blue Ridge Allocation Limit, and the Loans made by Falcon and its Liquidity Banks will not exceed the Falcon Allocation Limit,

                  (d) the Termination Date shall not have occurred, and

                  (e) the Co-Agents shall have timely received an appropriate Borrowing Request in accordance with SECTION 2.1;

PROVIDED, HOWEVER, the absence of the occurrence and continuance of an Unmatured Default shall not be a condition precedent to any Advance which does not increase the aggregate principal amount of all Advances outstanding over the aggregate outstanding principal balance of the Advances as of the opening of business on such day.

                                  ARTICLE VI.
                         REPRESENTATIONS AND WARRANTIES

                  Section 6.1 REPRESENTATIONS AND WARRANTIES OF LOAN PARTIES. Each Loan Party represents and warrants, as to itself, as follows:

                  (a) DUE INCORPORATION AND GOOD STANDING; OWNERSHIP OF THE BORROWER. Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. INTERIM SERVICES owns, directly or indirectly, all the issued and outstanding capital stock of the Borrower, and all of such capital stock is fully paid and non-assessable and free and clear of any Liens.

                  (b) DUE QUALIFICATION. Each Loan Party is duly qualified to do business as a foreign corporation in good standing in all jurisdictions not covered by SECTION 6.1(a) in which the ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or have such licenses or approvals would not have a Material Adverse Effect.

                  (c) POWER AND AUTHORITY; DUE AUTHORIZATION. Each Loan Party
(i) has all necessary power, authority and legal right, and has obtained all necessary licenses and approvals, (A) to execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) to carry out the terms of the Transaction Documents to which it is a party, (C) in the case of the Servicer (or any Affiliate thereof that is acting as a sub-servicer), to service the Receivables and the Related Assets in accordance with this Agreement and the Sale Agreement, and (D) in the case of the Borrower, to grant the security interest in the Collateral and borrow the Loans on the terms and conditions herein provided, and (ii) has duly authorized by all necessary corporate action the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and, in the case of the Borrower, the security interest described in CLAUSE (i)(D) above.

                  (d) TITLE TO RECEIVABLES; VALID SECURITY INTEREST. Each Receivable has been acquired by the Borrower from the applicable Originator in accordance with the terms of the Sale Agreement, and the Borrower has thereby irrevocably obtained all legal and equitable title to, and has the legal right to sell and encumber, such Receivable and the Related Assets. Each such Receivable has been transferred to the Borrower free and clear of any Lien except as created hereby. Without limiting the foregoing, there have been duly filed all financing statements or other similar instruments or documents necessary under the UCC of all appropriate jurisdictions to perfect the Borrower's ownership interest in such Receivable. This Agreement creates a valid security interest in the Collateral in favor of the Collateral Agent, for the benefit of the Secured Parties, enforceable against creditors of and purchasers from the Borrower.

                  (e) NONCONTRAVENTION. The execution, delivery and performance by such Loan Party of this Agreement and each other Transaction Document to which it is party do not and will not: (i) contravene the terms of any of its articles or certificate of incorporation or by-laws; (ii) conflict with or result in a material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or (iii) violate any Requirement of Law.

                  (f) NO PROCEEDINGS. There are no actions, suits, labor controversies, proceedings, claims or disputes pending, or to the best knowledge of such Loan Party, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against such Loan Party, or its Subsidiaries or any of their respective properties which: (i) purport to affect or pertain to this Agreement or any other Transaction Document, or any of the transactions contemplated hereby or thereby; or (ii) if determined adversely to such Loan Party or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Transaction Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided. The Loan Parties are generally subject to suit and none of them nor any of their properties or revenues enjoys any right of immunity from judicial proceedings.

                  (g) ENFORCEABILITY. This Agreement and each other Transaction Document signed by such Loan Party constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  (h) GOVERNMENT APPROVALS. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement or any other Transaction Document, EXCEPT, in the case of the Borrower, for (i) the filing of the UCC financing statements referred to in
ARTICLE V, and (ii) the filing of any UCC continuation statements and amendments from time to time required in relation to any UCC financing statements filed in connection with this Agreement, as provided in SECTION 8.5, all of which, at the time required in ARTICLE V or SECTION 8.5, as applicable, shall have been duly made and shall be in full force and effect.

                  (i) FINANCIAL STATEMENTS AND ABSENCE OF CERTAIN MATERIAL ADVERSE CHANGES.

                           (x) Each of the financial statements of INTERIM
                  SERVICES and its consolidated Subsidiaries previously or hereafter furnished to any of the Agents, fairly presents in all material respects the consolidated financial condition of INTERIM SERVICES and its consolidated Subsidiaries, taken as a whole, as at the dates thereof and the results of their consolidated operations for the periods covered thereby and each of such financial statements has been prepared in accordance with GAAP consistently applied (subject, in the case of interim financial statements, to customary year-end audit adjustments).

                           (y) From December 25, 1998 through and including the
                  date of the initial Advance, there has been no material adverse change in INTERIM SERVICES' consolidated financial condition, business or operations. Since the date of the initial Advance, there has been no material adverse change in INTERIM SERVICES' consolidated financial condition, business or operations that has had, or would reasonably be expected to have, a material adverse effect upon its ability to perform its obligations, as an Originator or as Servicer, under the Transaction Documents when and as required, and no material adverse effect on the collectibility of any material portion of the Receivables.

                           (z) Since the date of the initial Advance, no event
                  has occurred which would have a Material Adverse Effect.

                  (j) NATURE OF RECEIVABLES. Each Receivable constitutes an "Account" or a "General Intangible."

                  (k) MARGIN REGULATIONS. The use of all funds obtained by such Loan Party under this Agreement or any other Transaction Document will not conflict with or contravene any of Regulations T, U and X promulgated by the Board of Governors of the Federal Reserve System from time to time.

                  (l) QUALITY OF TITLE. (i) Each Receivable, together with the Related Assets, is owned by the Borrower free and clear of any Lien (other than any Lien arising solely as the result of any action taken by the Collateral Agent or one of the Secured Parties); (ii) the Collateral Agent, on behalf of the Secured Parties, has a valid and perfected first priority security interest in the Collateral; and (iii) no financing statement or other instrument similar in effect covering any portion of the Collateral is on file in any recording office except such as may be filed (A) in favor of an Originator in accordance with the Contracts and/or Invoices, (B) in favor of the Borrower and its assigns in connection with the Sale Agreement, or (C) in favor of the Collateral Agent in accordance with this Agreement or in connection with any Lien arising solely as the result of any action taken by the Collateral Agent or one of the Secured Parties.

                  (m) ACCURATE REPORTS. No Information Package (if prepared by such Loan Party, or to the extent information therein was supplied by such Loan Party), no other information furnished verbally or in writing prior to the date of this Agreement, and no other information, exhibit, financial statement, document, book, record or report furnished or to be furnished in writing after the date of this Agreement, by or on behalf of such Loan Party to any of the Agents or Lenders pursuant to this Agreement was or will be inaccurate in any material respect as of the date it was or will be dated or (except as otherwise disclosed to the Agents or the Lenders at such time) as of the date so furnished, or contained or (in the case of information or other materials to be furnished in the future) will contain any material misstatement of fact or omitted or (in the case of information or other materials to be furnished in the future) will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading in light of the circumstances made or presented.

                  (n) OFFICES. The principal places of business and chief executive offices of the Servicer and the Borrower are located at the respective addresses set forth on SCHEDULE 14.2, and the offices where the Servicer and the Borrower keep all their books, records and documents evidencing Receivables, the related Contracts and/or Invoices and all purchase orders and other agreements related to such Receivables are located at the addresses specified in SCHEDULE 6.1(n) (or at such other locations, notified to the Collateral Agent in accordance with SECTION 7.1(f), in jurisdictions where all action required by
SECTION 8.5 has been taken and completed).

                  (o) LOCK-BOX ACCOUNTS. The names and addresses of all the Lock-Box Banks, together with the account numbers of the accounts of the Borrower at such Lock-Box Banks, are specified in SCHEDULE 6.1(o) (or have been notified to and approved by the Agents in accordance with SECTION 7.3(d)). Each of the Lock-Box Accounts is subject to a Lock-Box Agreement that is in full force and effect.

                  (p) ELIGIBLE RECEIVABLES. Each Receivable included as an Eligible Receivable in the Net Pool Balance in connection with any computation or recomputation of the Borrowing Base is an Eligible Receivable on such date.

                  (q) YEAR 2000 READINESS. In addition to the matters referenced in the letters attached as Exhibit 6.1(q) hereto, each Loan Party reasonably believes that all computer applications that are material to its business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before, on and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT"), except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (r) NAMES. In the past five years, the Borrower has not used any corporate names, trade names or assumed names other than the name in which it has executed this Agreement.

                  (s) CREDIT AND COLLECTION POLICY. With respect to each Receivable, each of the applicable Originator, the Borrower and the Servicer has complied in all material respects with the applicable Credit and Collection Policy, and no change has been made to such Credit and Collection Policy since the date of this Agreement which would be reasonably likely to materially and adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables except for such changes as to which each of the Agents have received the notice required under SECTION 7.2(j) and has given its prior written consent thereto (which consent shall not be unreasonably withheld or delayed).

                  (t) PAYMENTS TO ORIGINATOR. With respect to each Receivable sold to the Borrower by any Originator, the Borrower has given reasonably equivalent value to such Originator in consideration for such Receivable and the Related Assets with respect thereto under the Sale Agreement and such transfer was not made for or on account of an antecedent debt. No transfer by any Originator of any Receivable is or may be voidable under any Section of the Bankruptcy Reform Act of 1978 (11 U.S.C. ss.ss.101 ET seq.), as amended.

                  (u) NOT AN INVESTMENT COMPANY. The Borrower is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended from time to time, or any successor statute.

                  (v) BORROWING BASE. As of each Borrowing Date, after giving effect to the Loans to be made on such date, the Borrowing Base is at least equal to the aggregate outstanding principal balance of the Advances.

                                  ARTICLE VII.
                       GENERAL COVENANTS OF LOAN PARTIES

                  Section 7.1 AFFIRMATIVE COVENANTS OF LOAN PARTIES. From the date hereof until the Final Payout Date, unless each of the Co-Agents shall otherwise consent in writing:

                  (a) COMPLIANCE WITH LAWS, ETC. Each Loan Party will comply in all material respects with all applicable laws, rules, regulations and orders, including those with respect to the Receivables and related Contracts and/or Invoices, except where the failure to so comply would not individually or in the aggregate have a Material Adverse Effect.

                  (b) PRESERVATION OF CORPORATE EXISTENCE. Each Loan Party will preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a Material Adverse Effect.

                  (c) AUDITS. Each Loan Party will (i) at any time and from time to time upon not less than ten (10) Business Days' notice (unless an Event of Default has occurred and is continuing, in which case no such notice shall be required) during regular business hours, permit the Co-Agents or any of their agents or representatives: (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of such Loan Party relating to Receivables, including, without limitation, the related Contracts and/or Invoices and purchase orders and other agreements, and (B) to visit the offices and properties of such Loan Party for the purpose of examining such materials described in CLAUSE (i)(A) next above, and to discuss matters relating to Receivables or such Loan Party's performance hereunder with any of the officers or employees of such Loan Party having knowledge of such matters; and (ii) without limiting the provisions of CLAUSE (i) above, from time to time, at the expense of such Loan Party, permit INTERIM SERVICES' outside auditors (except as hereinafter provided) or other certified public accountants or auditors acceptable to the Co-Agents to conduct a review of such Loan Party's books and records with respect to the Receivables and Related Assets (each, a "REVIEW"); PROVIDED, HOWEVER, that, so long as no Event of Default has occurred and is continuing, the Loan Parties shall only be responsible for the costs and expenses of one such Review under this Section or under SECTION 7.2(i) in any one calendar year except as provided in the next sentence. Notwithstanding the foregoing, if (1) any Loan Party requests the approval of a new Eligible Originator who is a Material Proposed Addition or (2) any Material Acquisition is consummated, the Loan Parties shall be responsible for the costs and expenses of one additional Review per proposed Material Proposed Addition or per Material Acquisition in the Contract Year in which such Material Proposed Addition is expected to occur or such Material Acquisition is expected to be consummated if such additional Review is requested by the Co-Agents. In the event that INTERIM SERVICES' outside auditors fail to perform any Review to the reasonable satisfaction of the Co-Agents, thereafter, the Co-Agents shall have the exclusive right to select the accountants or auditors who perform Reviews.

                  (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Servicer will maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain, all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of outstanding Unpaid Balances by Obligor and related debit and credit details of the Receivables). Each of the Borrower and the Servicer shall post all Demand Advances to its respective books and records in accordance with GAAP on or before each Settlement Date.

                  (e) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS AND/OR INVOICES. Each Loan Party will, at its expense, timely and fully perform and comply with all material provisions, covenants and other promises, if any, required to be observed by it under the Contracts and/or Invoices related to the Receivables and all agreements related to such Receivables.

                  (f) LOCATION OF RECORDS. Each Loan Party will keep its chief place of business and chief executive office, and the offices where it keeps its records concerning the Receivables, all related Contracts and/or Invoices and all agreements related to such Receivables (and all original documents relating thereto), at the address(es) of the Servicer and the Borrower referred to in
SECTION 6.1(n) or, upon 15 days' prior written notice to the Collateral Agent, at such other locations in jurisdictions where all action required by SECTION
8.5 shall have been taken and completed.

                  (g) CREDIT AND COLLECTION POLICIES. Each Loan Party will comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contracts and/or Invoices.

                  (h) SALE AGREEMENT. The Borrower will perform and comply in all material respects with all of its covenants and agreements set forth in the Sale Agreement, and will enforce the performance by each of the Originators of its obligations under the Sale Agreement.

                  (i) COLLECTIONS. All Obligors shall be instructed to make payments on Receivables directly to a Lock-Box Account which is the subject of a Lock-Box Agreement. If, notwithstanding the foregoing, any Collections are paid directly to any Loan Party, such Loan Party shall deposit the same (with any necessary indorsements) to such a Lock-Box Account within two (2) Business Days after receipt thereof. Upon demand of the Collateral Agent, the Borrower or the Servicer shall establish a segregated account at Wachovia Bank, N.A. which is subject to a perfected security interest in favor of the Collateral Agent, for the benefit of the Secured Parties (the "COLLECTION ACCOUNT"), into which all deposits from time to time in Lock-Box Accounts, and all other Collections, are concentrated pending application in accordance with the terms of this Agreement to the Obligations.

                  (j) FURTHER ASSURANCES. Each of the Loan Parties shall take all necessary action to establish and maintain (i) in favor of the Borrower, a valid and perfected ownership interest in the Receivables and Related Assets, and (ii) in favor of the Collateral Agent for the benefit of the Secured Parties, a valid and perfected first priority security interest in the Receivables and the Related Assets, including, without limitation, taking such action to perfect, protect or more fully evidence the interest of the Collateral Agent as the Collateral Agent may reasonably request.

                  Section 7.2 REPORTING REQUIREMENTS OF LOAN PARTIES. From the date hereof until the Final Payout Date, unless each of the Co-Agents shall otherwise consent in writing:

                  (a) QUARTERLY FINANCIAL STATEMENTS. INTERIM SERVICES will furnish to the Co-Agents as soon as available and in any event within 60 days after the end of each of the first three quarters of each of its fiscal years, copies of its report on SEC Form 10-Q as of the close of such fiscal quarter;

                  (b) ANNUAL FINANCIAL STATEMENTS. INTERIM SERVICES will furnish to the Co-Agents, as soon as available and in any event within 120 days after the end of each fiscal year of INTERIM SERVICES, copies of its annual report on SEC Form 10-K for such year;

                  (c) REPORTS TO SEC AND EXCHANGES. In addition to the reports required by SUBSECTIONS (a) and (b) next above, promptly upon filing any report on SEC Form 8-K with the SEC, INTERIM SERVICES shall deliver copies thereof to the Co-Agents;

                  (d) ERISA. Promptly after the filing or receiving thereof, each Loan Party will furnish to the Co-Agents copies of all reports and notices with respect to any Reportable Event defined in Article IV of ERISA which any Loan Party files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which such Loan Party receives from the Pension Benefit Guaranty Corporation;

                  (e) EVENTS OF DEFAULT, ETC. As soon as possible and in any event within five (5) Business Days after any Responsible Officer of either Loan Party obtains knowledge of the occurrence of any Event of Default or any Unmatured Default, each Loan Party will furnish to the Co-Agents a written statement of a Responsible Officer of such Loan Party setting forth details of such event and the action that such Loan Party will take with respect thereto;

                  (f) LITIGATION. As soon as possible and in any event within ten Business Days after any Responsible Officer of either Loan Party obtains knowledge thereof, such Loan Party will furnish to the Co-Agents notice of (i) any litigation, investigation or proceeding which may exist at any time which would reasonably be expected to have a Material Adverse Effect and (ii) any development in previously disclosed litigation which development would reasonably be expected to have a Material Adverse Effect;

                  (g) REVIEWS OF RECEIVABLES. As soon as available and in any event within 90 days following the end of each fiscal year of the Borrower, the Borrower will furnish to the Co-Agents a report of the Review referenced in
SECTION 7.1(c) prepared by accountants or auditors selected as specified therein and reasonably acceptable to the Agents as of the end of such fiscal year, substantially in the form of the report delivered pursuant to SECTION 5.1(k) and covering such other matters as any of the Agents may reasonably request in order to protect the interests of the Collateral Agent or the Secured Parties under or as contemplated by this Agreement. Unless the performance of the Receivables indicates that broader testing is appropriate, such reviews will be limited to the matters summarized in SCHEDULE 2 hereto;

                  (h) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. Each Loan Party will furnish to the Co-Agents prompt written notice of any material change in the character of such Loan Party's business prior to the occurrence of such change, and each Loan Party will provide the Agents with not less than 15 Business Days' prior written notice of any material change in the Credit and Collection Policy (together with a copy of such proposed change);

                  (i) ACCOUNTING PERIODS. Not later than December 1 of each year, the Loan Parties will deliver to the Co-Agents a listing of their accounting periods for the upcoming calendar year, and Schedule 1 hereto will be deemed amended to add such dates to SCHEDULE 1 hereto;

                  (j) OTHER. Promptly, from time to time, each Loan Party will furnish to the Co-Agents such other information, documents, records or reports respecting the Receivables or the condition or operations, financial or otherwise, of such Loan Party as any of the Agents may from time to time reasonably request in order to protect the interests of the Collateral Agent or the Secured Parties under or as contemplated by this Agreement.

                  Section 7.3 NEGATIVE COVENANTS OF LOAN PARTIES. From the date hereof until the Final Payout Date, without the prior written consent of each of the Co-Agents:

                  (a) SALES, LIENS, ETC. (i) The Borrower will not, except as otherwise provided herein and in the other Transaction Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Lien upon or with respect to, any Collateral, or any account to which any Collections are sent, or any right to receive income or proceeds from or in respect of any of the foregoing (except, prior to the execution of Lock-Box Agreements, set-off rights of any bank at which any such account is maintained), and (ii) the Servicer will not assert any interest in the Receivables, except as the Servicer.

                  (b) EXTENSION OR AMENDMENT OF RECEIVABLES. No Loan Party will, except as otherwise permitted in SECTION 8.2(c), extend, amend or otherwise modify the terms of any Receivable, or amend, modify or waive any material term or condition of any Contract and/or Invoice related thereto in any way that adversely affects the collectibility of any Receivable or the Lender's rights therein.

                  (c) CHANGE IN BUSINESS OR CREDIT AND COLLECTION POLICY. No Loan Party will make or permit to be made any change in the character of its business or in the Credit and Collection Policy, which change would, in either case, impair the collectibility of any significant portion of the Receivables or otherwise materially and adversely affect the interests or remedies of Lender under this Agreement or any other Transaction Document.

                  (d) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. No Loan Party will add or terminate any bank as a Lock-Box Bank from those listed in SCHEDULE 6.1(o) or, after the Collection Account has been established pursuant to SECTION 7.1(i), make any change in its instructions to Obligors regarding payments to be made to the Borrower or the Servicer or payments to be made to any Lock-Box Bank (except for a change in instructions solely for the purpose of directing Obligors to make such payments to another existing Lock-Box Bank), unless (i) the Collateral Agent shall have received prior written notice of such addition, termination or change and (ii) the Collateral Agent shall have received duly executed copies of Lock-Box Agreements in a form reasonably acceptable to the Agents with each new Lock-Box Bank.

                  (e) DEPOSITS TO LOCK-BOX ACCOUNTS AND COLLECTION ACCOUNT. No Loan Party will deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account or the Collection Account, any cash or cash proceeds in excess of $5,000,000 per year other than Collections of Receivables.

                  (f) CHANGES TO OTHER DOCUMENTS. The Borrower will not enter into any amendment or modification of, or supplement to, the Sale Agreement, the Subordinated Notes or the Borrower's Certificate of Incorporation, except that the Borrower may enter into Joinder Agreements to add Eligible Originators as sellers under the Sale Agreement.

                  (g) RESTRICTED PAYMENTS BY THE BORROWER. The Borrower will not:

                           (i) Purchase or redeem any shares of the capital
                  stock of the Borrower, declare or pay any dividends thereon (other than stock dividends), make any distribution to stockholders or set aside any funds for any such purpose, unless, in each of the foregoing cases: (A) such purchase, redemption, payment or distribution is made on, or immediately following, a Settlement Date after payment of all Obligations due and owing on such Settlement Date, and (B) after giving effect to such purchase, redemption, payment or distribution, the Borrower's net worth (determined in accordance with GAAP) will be at least $4,500,000 at all times prior to the addition of Norrell Corporation and/or its Subsidiaries (or any successor thereto) as an Eligible Originator, and $5,000,000 at all times thereafter; or

                           (ii) Make any payment of principal or interest on the
                  Subordinated Notes if any Event of Default exists or would result therefrom or if such payment would result in the Borrower's having insufficient cash on hand to pay all Obligations that will be due and owing on the next succeeding Settlement Date.

                  (h) BORROWER INDEBTEDNESS. The Borrower will not incur or permit to exist any Indebtedness or liability on account of deposits except: (A) Subordinated Loans incurred in accordance with the Sale Agreement and evidenced by a Subordinated Note, (B) current payables and expense reimbursement obligations arising under the Transaction Documents and not overdue and (C) other current accounts payable arising in the ordinary course of business and not overdue, in an aggregate amount at any time outstanding not to exceed $10,700.

                  (i) PROHIBITION ON ADDITIONAL NEGATIVE PLEDGES. No Loan Party will enter into or assume any agreement (other than this Agreement and the other Transaction Documents) prohibiting the creation or assumption of any Lien upon the any Receivables or Related Assets, whether now owned or hereafter acquired, except as contemplated by the Transaction Documents, or otherwise prohibiting or restricting any transaction contemplated hereby or by the other Transaction Documents, and no Loan Party will enter into or assume any agreement creating any Lien upon the Subordinated Notes.

                  (j) NAME CHANGE, OFFICES, RECORDS AND BOOKS OF ACCOUNTS. The Borrower will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC) or relocate its chief executive office or any office where Records are kept unless it shall have: (i) given the Collateral Agent at least 15 days' prior notice thereof and
(ii) prior to effectiveness of such change, delivered to the Collateral Agent all financing statements, instruments and other documents requested by the Collateral Agent in connection with such change or relocation.

                  (k) MERGERS, CONSOLIDATIONS AND ACQUISITIONS. The Borrower will not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other Person (whether directly by purchase, lease or other acquisition of all or substantially all of the assets of such Person or indirectly by purchase or other acquisition of all or substantially all of the capital stock of such other Person) other than the acquisition of the Receivables and Related Assets pursuant to the Sale Agreement.

                  (l) DISPOSITION OF RECEIVABLES AND RELATED ASSETS. Except pursuant to this Agreement, the Borrower will not sell, lease, transfer, assign or otherwise dispose of (in one transaction or in a series of transactions) any Receivables and Related Assets.

                  (m) BORROWING BASE. The Borrower will not request any Advance if, after giving effect thereto, the aggregate outstanding principal balance of the Loans would exceed the Borrowing Base.

                  Section 7.4 SEPARATE CORPORATE EXISTENCE OF THE BORROWER. Each Loan Party hereby acknowledges that Lenders and the Agents are entering into the transactions contemplated hereby in reliance upon the Borrower's identity as a legal entity separate from the Servicer and its other Affiliates. Therefore, each Loan Party shall take all steps specifically required by this Agreement or reasonably required by any of the Agents to continue the Borrower's identity as a separate legal entity and to make it apparent to third Persons that the Borrower is an entity with assets and liabilities distinct from those of its Affiliates, and is not a division of INTERIM SERVICES or any other Person. Without limiting the foregoing, each Loan Party will take such actions as shall be required in order that:

                  (a) The Borrower will be a limited purpose corporation whose primary activities are restricted in its Certificate of Incorporation to purchasing or otherwise acquiring from any of the Originators, owning, holding, granting security interests in the Collateral, entering into agreements for the financing and servicing of the Receivables, and conducting such other activities as it deems necessary or appropriate to carry out its primary activities;

                  (b) Not less than one member of the Borrower's Board of Directors (the "INDEPENDENT DIRECTOR") shall be an individual who is not, and never has been, a direct, indirect or beneficial stockholder, officer, director, employee, affiliate, associate, material supplier or material customer of INTERIM SERVICES or any of its Affiliates (other than an Affiliate organized with a limited purpose charter for the purpose of acquiring receivables or other financial assets or intangible property). The certificate of incorporation of the Borrower shall provide that (a) at least one member of the Borrower's Board of Directors shall be an Independent Director, (b) the Borrower's Board of Directors shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower unless the Independent Director shall approve the taking of such action in writing prior to the taking of such action and (c) the provisions requiring an independent director and the provision described in clauses (a) and (b) of this paragraph
(ii) cannot be amended without the prior written consent of the Independent Director;

                  (c) The Independent Director shall not at any time serve as a trustee in bankruptcy for the Borrower or any Affiliate thereof;

                  (d) Any director, employee, consultant or agent of the Borrower will be compensated from the Borrower's funds for services provided to the Borrower. The Borrower will not engage any agents other than its attorneys, auditors and other professionals and a servicer and any other agent contemplated by the Transaction Documents for the Collateral, which servicer will be fully compensated for its services by payment of the Servicer's Fee, and certain organizational expenses in connection with the formation of the Borrower;

                  (e) The Borrower will contract with the Servicer to perform for the Borrower all operations required on a daily basis to service the Collateral. The Borrower will pay the Servicer the Servicer's Fee pursuant hereto. The Borrower will not incur any material indirect or overhead expenses for items shared with INTERIM SERVICES (or any other Affiliate thereof) which are not reflected in the Servicer's Fee. To the extent, if any, that the Borrower (or any other Affiliate thereof) shares items of expenses not reflected in the Servicer's Fee, for legal, auditing and other professional services and directors' fees, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that INTERIM SERVICES shall pay all expenses relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, rating agency and other fees;

                  (f) The Borrower's operating expenses will not be paid by any other Loan Party or other Affiliate of the Borrower;

                  (g) The Borrower will have its own stationery;

                  (h) The books of account, financial reports and corporate records of the Borrower will be maintained separately from those of INTERIM SERVICES and each other Affiliate of the Borrower;

                  (i) Any financial statements of any Loan Party or Affiliate thereof which are consolidated to include the Borrower will contain detailed notes clearly stating that (A) all of the Borrower's assets are owned by the Borrower, and (B) the Borrower is a separate corporate entity with its own separate creditors that will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders; and the accounting records and the published financial statements of each of the Originators will clearly show that, for accounting purposes, the Receivables and Related Assets have been sold by such Originator to the Borrower;

                  (j) The Borrower's assets will be maintained in a manner that facilitates their identification and segregation from those of the Servicer and the other Affiliates;

                  (k) Each Affiliate of the Borrower will strictly observe corporate formalities in its dealings with the Borrower, and, except as permitted pursuant to this Agreement with respect to Collections, funds or other assets of the Borrower will not be commingled with those of any of its Affiliates;

                  (l) No Affiliate of the Borrower will maintain joint bank accounts with the Borrower or other depository accounts with the Borrower to which any such Affiliate (other than in the Borrower's or such Affiliate's existing or future capacity as the Servicer hereunder or under the Sale Agreement) has independent access, PROVIDED that prior to demand by the Collateral Agent pursuant to SECTION 7.1(i) to establish a segregated Collection Account, Collections may be deposited into general accounts of INTERIM SERVICES, subject to the obligations of the Servicer hereunder;

                  (m) No Affiliate of the Borrower shall, directly or indirectly, name the Borrower or enter into any agreement to name the Borrower as a direct or contingent beneficiary or loss payee on any insurance policy covering the property of any Affiliate of the Borrower;

                  (n) Each Affiliate of the Borrower will maintain arm's length relationships with the Borrower, and each Affiliate of the Borrower that renders or otherwise furnishes services or merchandise to the Borrower will be compensated by the Borrower at market rates for such services or merchandise;

                  (o) No Affiliate of the Borrower will be, nor will it hold itself out to be, responsible for the debts of the Borrower or the decisions or actions in respect of the daily business and affairs of the Borrower. INTERIM SERVICES and the Borrower will immediately correct any known misrepresentation with respect to the foregoing and they will not operate or purport to operate as an integrated single economic unit with respect to each other or in their dealing with any other entity;

                  (p) The Borrower will keep correct and complete books and records of account and minutes of the meetings and other proceedings of its stockholder and board of directors, as applicable, and the resolutions, agreements and other instruments of the Borrower will be continuously maintained as official records by the Borrower; and

                  (q) Each of the Borrower, on the one hand, and the Originators, on the other hand, will conduct its business solely in its own corporate name and in such a separate manner so as not to mislead others with whom they are dealing.

                                 ARTICLE VIII.
                         ADMINISTRATION AND COLLECTION

                  Section 8.1 DESIGNATION OF SERVICER.

                  (a) INTERIM SERVICES AS INITIAL SERVICER. The servicing, administering and collection of the Receivables shall be conducted by the Person designated as Servicer hereunder from time to time in accordance with this
SECTION 8.1. Until the Collateral Agent gives to INTERIM SERVICES a Successor Notice (as defined in SECTION 8.1(b)), INTERIM SERVICES is hereby designated as, and hereby agrees to perform the duties and obligations of, Servicer pursuant to the terms hereof.

                  (b) SUCCESSOR NOTICE; SERVICER TRANSFER EVENTS. Upon INTERIM SERVICES' receipt of a notice from both Co-Agents following a Servicer Transfer Event of the designation of a new Servicer (a "SUCCESSOR NOTICE"), INTERIM SERVICES agrees that it will terminate its activities as Servicer hereunder in a manner that will facilitate the transition of the performance of such activities to the new Servicer, and the Collateral Agent (or the designee of the Co-Agents) shall assume each and all of INTERIM SERVICES' obligations to service and administer such Receivables, on the terms and subject to the conditions herein set forth, and INTERIM SERVICES shall use its reasonable best efforts to assist the Collateral Agent (or the Co-Agents' designee) in assuming such obligations. Without limiting the foregoing, INTERIM SERVICES agrees, at its expense, to take all actions necessary to provide the new Servicer with access to all computer software necessary to generate reports useful in collecting or billing Receivables, solely for use in collecting and billing Receivables. If INTERIM SERVICES disputes the occurrence of a Servicer Transfer Event, INTERIM SERVICES may take appropriate action to resolve such dispute; provided that INTERIM SERVICES must terminate its activities hereunder as Servicer and allow the newly designated Servicer to perform such activities on the date specified by the Co-Agents as described above, notwithstanding the commencement or continuation of any proceeding to resolve the aforementioned dispute, if the Co-Agents reasonably determine, in good faith, that such termination is necessary or advisable to protect the Secured Parties' interests hereunder.

                  (c) SUBCONTRACTS. So long as INTERIM SERVICES is acting as the Servicer, it may subcontract with any other Originator for servicing, administering or collecting all or any portion of the Receivables, PROVIDED, HOWEVER, that no such subcontract shall relieve INTERIM SERVICES of its primary liability for performance of its duties as Servicer pursuant to the terms hereof and any such subservicing arrangement may be terminated at the request of any of the Agents at any time after a Successor Notice has been given. In addition to the foregoing, with the prior written consent of the Agents (which consent shall not be unreasonably withheld or delayed), any Servicer may subcontract with other Persons for servicing, administering or collecting all or any portion of the Receivables, PROVIDED, HOWEVER, that no such subcontract shall relieve such Servicer of its primary liability for performance of its duties as Servicer pursuant to the terms hereof and any such subservicing arrangement may be terminated at the request of any of the Agents at any time that such Agent reasonably determines that such subservicer is not performing adequately.

                  (d) EXPENSE INDEMNITY AFTER A SERVICER TRANSFER EVENT. In addition to, and not in lieu of the Servicer's Fee, if INTERIM SERVICES or one of its Affiliates is replaced as Servicer following a Servicer Transfer Event, the Borrower shall reimburse the Servicer within 10 Business Days after receipt of a written invoice, any and all reasonable costs and expenses of the Servicer incurred in connection with its servicing of the Receivables for the benefit of the Secured Parties.

                  Section 8.2 DUTIES OF SERVICER.

                  (a) APPOINTMENT; DUTIES IN GENERAL. Each of the Borrower, the Lenders and the Agents hereby appoints as its agent, the Servicer, as from time to time designated pursuant to SECTION 8.1, to enforce its rights and interests in and under the Receivables, the Related Security and the related Contracts and/or Invoices. The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.

                  (b) SEGREGATION OF COLLECTIONS. The Servicer shall not be required (unless otherwise requested by the Collateral Agent) to segregate the funds constituting such portions of such Collections prior to the remittance thereof in accordance with Article III. If instructed by the Collateral Agent, the Servicer shall segregate and deposit into the Collection Account Collections not later than the second Business Day following receipt by the Servicer of such Collections in immediately available funds.

                  (c) MODIFICATION OF RECEIVABLES. INTERIM SERVICES, while it is the Servicer, may, in accordance with the Credit and Collection Policy, so long as no Event of Default and no Unmatured Default shall have occurred and be continuing, extend the maturity or adjust the Unpaid Balance of any Receivable as INTERIM SERVICES may reasonably determine to be appropriate to maximize Collections thereof in a manner consistent with the Credit and Collection Policy (although no such extension or adjustment shall alter the status of such Receivable as a Defaulted Receivable or a Delinquent Receivable or, in the case of an adjustment, limit the rights of the Agents or the Lenders under SECTION 3.4).

                  (d) DOCUMENTS AND RECORDS. Each Loan Party shall deliver to the Servicer, and the Servicer shall hold in trust for the Borrower and the Secured Parties, all documents, instruments and records (including, without limitation, computer tapes or disks) that evidence or relate to Receivables.

                  (e) CERTAIN DUTIES TO THE BORROWER. The Servicer shall, as soon as practicable following receipt, turn over to the Borrower (i) that portion of the Collections which are not required to be turned over to the Co-Agents, less the Servicer's Fee, and, in the event that neither INTERIM SERVICES nor any other Loan Party or Affiliate thereof is the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of the Servicer of servicing, collecting and administering the Receivables to the extent not covered by the Servicer's Fee received by it, and (ii) the Collections of any receivable which is not a Receivable. The Servicer, if other than INTERIM SERVICES or any other Loan Party or Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Borrower all documents, instruments and records in its possession that evidence or relate to Receivables of the Borrower other than Receivables, and copies of documents, instruments and records in its possession that evidence or relate to Receivables.

                  (f) TERMINATION. The Servicer's authorization under this Agreement shall terminate upon the Final Payout Date.

                  (g) POWER OF ATTORNEY. The Borrower hereby grants to the Servicer an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Borrower all steps which are necessary or advisable to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by the Borrower or transmitted or received by Lender (whether or not from the Borrower) in connection with any Receivable.

                  Section 8.3 RIGHTS OF THE COLLATERAL AGENT.

                  (a) NOTICE TO OBLIGORS. At any time when an Event of Default has occurred and is continuing, the Collateral Agent may notify the Obligors of Receivables, or any of them, of its security interest, for the benefit of the Secured Parties, in the Collateral.

                  (b) NOTICE TO LOCK-BOX BANKS. At any time, either of the Co-Agents is hereby authorized to direct the Collateral Agent, and the Collateral Agent is hereby authorized and directed to comply with such direction, to give notice to the Lock-Box Banks, as provided in the Lock-Box Agreements, of the transfer to the Collateral Agent of dominion and control over the Lock-Boxes and related Lock-Box Accounts to which the Obligors of Receivables make payments. The Borrower and the Servicer hereby transfer to the Collateral Agent, effective when the Collateral Agent shall give notice to the Lock-Box Banks as provided in the Lock-Box Agreements, the exclusive dominion and control over such Lock-Boxes and Lock-Box Accounts, and shall take any further action that the Collateral Agent may reasonably request to effect such transfer.

                  (c) RIGHTS ON SERVICER TRANSFER EVENT. At any time following the designation of a Servicer other than INTERIM SERVICES pursuant to SECTION 8.1:

                  (i) The Collateral Agent may direct the Obligors of Receivables, or any of them, to pay all amounts payable under any Receivable directly to the Collateral Agent or its designee.

                  (ii) Any Loan Party shall, at the Collateral Agent's request and at such Loan Party's expense, give notice of the Collateral Agent's security interest in the Collateral to each Obligor of Receivables and direct that payments be made directly to the Collateral Agent or its designee.

                  (iii) Each Loan Party shall, at the Collateral Agent's request: (A) assemble all of the documents, instruments and other records (including, without limitation, computer programs, tapes and disks) which evidence the Collateral, or which are otherwise necessary or desirable to collect the Collateral, and make the same available to the successor Servicer at a place selected by the Collateral Agent, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Collateral Agent and promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the successor Servicer.

                  (iv) Each of the Loan Parties, the Co-Agents and the Lenders hereby authorizes the Collateral Agent and grants to the Collateral Agent an irrevocable power of attorney (which shall terminate on the Final Payout Date), to take any and all steps in such Person's name and on behalf of such Person which are necessary or desirable, in the determination of the Collateral Agent, to collect all amounts due under any and all Receivables, including, without limitation, endorsing any Loan Party's name on checks and other instruments representing Collections and enforcing such Receivables and the related Invoices.

                  Section 8.4 RESPONSIBILITIES OF LOAN PARTIES. Anything herein to the contrary notwithstanding:

                  (a) CONTRACTS. Each Loan Party shall remain responsible for performing all of its obligations (if any) under the Contracts related to the Receivables and under the related agreements to the same extent as if the security interest in the Collateral had not been granted hereunder, and the exercise by the Collateral Agent or its designee of its rights hereunder shall not relieve any Loan Party from such obligations.

                  (b) LIMITATION OF LIABILITY. The Agents and the Lenders shall not have any obligation or liability with respect to any Receivables, Contracts and/or Invoices related thereto or any other related agreements, nor shall any of them be obligated to perform any of the obligations of any Loan Party or any Originator thereunder.

                  Section 8.5 FURTHER ACTION EVIDENCING THE SECURITY INTEREST.

                  (a) FURTHER ASSURANCES. Each Loan Party agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Collateral Agent or its designee may reasonably request in order to perfect, protect or more fully evidence the Collateral Agent's security interest, on behalf of the Secured Parties, in the Collateral, or to enable the Collateral Agent or its designee to exercise or enforce any of the Secured Parties' respective rights hereunder or under any Transaction Document in respect thereof. Without limiting the generality of the foregoing, each Loan Party will:

                           (i) upon the request of the Collateral Agent, execute
                  and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate, in accordance with the terms of this Agreement;

                           (ii) upon the request of the Collateral Agent after
                  the occurrence and during the continuance of an Event of Default, mark conspicuously each Invoice evidencing each Receivable with a legend, acceptable to the Collateral Agent, evidencing its security interest therein pursuant to this Agreement; and

                           (iii) mark its master data processing records
                  evidencing the Collateral with a legend, acceptable to the Collateral Agent, evidencing that a security interest in the Collateral has been granted pursuant to this Agreement.

                  (b) ADDITIONAL FINANCING STATEMENTS; CONTINUATION STATEMENTS; PERFORMANCE BY COLLATERAL AGENT. Each Loan Party hereby authorizes the Collateral Agent or its designee to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Collateral now existing or hereafter arising in the name of any Loan Party. If any Loan Party fails to promptly execute and deliver to the Collateral Agent any financing statement or continuation statement or amendment thereto or assignment thereof requested by the Collateral Agent each Loan Party hereby authorizes the Collateral Agent to execute such statement on behalf of such Loan Party. If any Loan Party fails to perform any of its agreements or obligations under this Agreement, the Collateral Agent or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Collateral Agent or its designee incurred in connection therewith shall be payable by Loan Parties as provided in
Section 14.5.

                  Section 8.6 APPLICATION OF COLLECTIONS. Any payment by an Obligor in respect of any indebtedness owed by it to an Originator or the Borrower shall, except as otherwise specified by such Obligor or required by the underlying Contract and/or Invoice or law, be applied, first, as a Collection of any Receivable or Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest of such Receivables and, second, to any other indebtedness of such Obligor.

                                  ARTICLE IX.
                               SECURITY INTEREST

                  Section 9.1 GRANT OF SECURITY INTEREST. To secure the due and punctual payment of the Obligations, whether now or hereafter existing, due or to become due, direct or indirect, or absolute or contingent, including, without limitation, all Indemnified Amounts, in each case pro rata according to the respective amounts thereof, the Borrower hereby pledges to the Collateral Agent, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in, all of the Borrower's right, title and interest now or hereafter existing in, to and under (a) all the Receivables and Related Assets, (b) the Sale Agreement and the other Transaction Documents, (c) the Demand Advances, and (d) all proceeds of any of the foregoing (collectively, the "COLLATERAL").

                  Section 9.2 REMEDIES. Upon the occurrence of an Event of Default, the Collateral Agent, on behalf of the Secured Parties, shall have, with respect to the Collateral granted pursuant to SECTION 9.1, and in addition to all other rights and remedies available to Lenders or the Agents under this Agreement and the other Transaction Documents or other applicable law, all the rights and remedies of a secured party upon default under the UCC.

                  Section 9.3 TERMINATION AFTER FINAL PAYOUT DATE. Each of the Secured Parties hereby authorizes the Collateral Agent, and the Collateral Agent hereby agrees, promptly after the Final Payout Date to execute and deliver to the Borrower such UCC-3 termination statements as may be necessary to terminate the Collateral Agent's security interest in and Lien upon the

Collateral, all at the Borrower's expense. Upon the Final Payout Date, all right, title and interest of the Collateral Agent and the Secured Parties in and to the Collateral shall terminate.

                  Section 9.4 LIMITATION ON RIGHTS TO COLLATERAL PROCEEDS. Nothing in this Agreement shall entitle the Secured Parties to receive or retain proceeds of the Collateral in excess of the aggregate amount of the Obligations owing to such Secured Party (or to any Indemnified Party claiming through such Secured Party).

                                   ARTICLE X.
                               EVENTS OF DEFAULT

                  Section 10.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" hereunder:

                  (a) The Servicer or the Borrower shall fail to make (i) when and as required to be made by it herein, payments of or deposits of any amount of principal of any Loan, or (ii) within five days after the same becomes due, payment of any amount of interest, fees or any other Obligations payable hereunder or under any other Transaction Document; PROVIDED THAT any interest, fees or other amounts which are not paid on the due date shall bear interest at the Default Rate after such due date; or

                  (b) Any representation or warranty made or deemed to be made by any Loan Party (or any of its officers) under this Agreement or any other Transaction Document or any Information Package or other information, recomputation of the Borrowing Base or other report delivered pursuant hereto shall prove to have been false or incorrect in any material adverse respect when made and, if such representation or warranty is capable of being cured, shall not have been cured within 5 Business Days after (i) notice by any Agent or Lender of such error to such Loan Party to the applicable Loan Party, or, if earlier (ii) the date on which any Responsible Officer of either Loan Party discovers or should have discovered such error; PROVIDED THAT the materiality threshold in this SECTION 10.1(b) shall not be applicable with respect to any representation or warranty which itself contains a materiality threshold; or

                           (c) (i) Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of SECTIONS 3.1(a), 7.1(i), 7.2(e), 7.2(f), 7.2(g), 7.2(h), 7.3 OR 8.2(b); or

                           (ii) Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of SECTIONS 7.1(c), (e) OR
         (g), and such default shall continue unremedied for a period of 10 Business Days after the earlier to occur of (A) the date upon which written notice thereof is given to such Loan Party by any of the Agents and (B) the date either of the Loan Parties becomes aware thereof; or

                           (iii) Any Loan Party fails to perform or observe any other term or covenant contained in this Agreement or any other Transaction Document, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (A) the date upon which written notice thereof is given to such Loan Party by any of the Agents and (B) the date either of the Loan Parties becomes aware thereof; or

                           (d) (i) The Borrower shall (A) fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness of which the aggregate unpaid principal amount is in excess of $10,700, when and as the same shall become due and payable (after expiration of any applicable grace period) or (B) fail to observe or perform any other term, covenant, condition or agreement (after expiration of any applicable grace period) contained in any agreement or instrument evidencing or governing any such Indebtedness if the effect of any failure referred to in this CLAUSE (b) is to cause, or permit the holder or holders of such Indebtedness or a trustee on its or their behalf (with or without the giving of notice, the lapse of time or both) to cause, such Indebtedness to become due prior to its stated maturity; or

                           (ii) INTERIM SERVICES or any of its Subsidiaries (other than the Borrower) (A) shall fail to pay any principal or interest, regardless of amount, due in respect of any Indebtedness of which the aggregate unpaid principal amount is in excess of $10,000,000, when and as the same shall become due and payable (after expiration of any applicable grace period) or (B) shall fail to observe or perform any other term, covenant, condition or agreement (after expiration of any applicable grace period) contained in any agreement or instrument evidencing or governing any Indebtedness in excess of $10,000,000 in aggregate principal amount of INTERIM SERVICES or any of its Subsidiaries (other than the Borrower) if, as a result of such failure, the holder or holders of the Indebtedness outstanding thereunder (or an agent or a trustee on their behalf) cause the holder or holders of such Indebtedness or a trustee on its or their behalf to cause such Indebtedness to become due prior to its stated maturity; or

                  (e) An Event of Bankruptcy shall have occurred and remain continuing with respect to any Loan Party or, if the Servicer is not INTERIM SERVICES or an Affiliate thereof, with respect to the Servicer; or

                  (f) The Dilution Ratio at any Cut-Off Date exceeds 2.00%; or

                  (g) The Default Trigger Ratio at any Cut-Off Date exceeds 8.75%; or

                  (h) The Delinquency Ratio at any Cut-Off Date exceeds 3.60%;
or

                  (i) On any Settlement Date, after giving effect to the payments made under Article II or Article III, the aggregate outstanding principal balances of the Advances exceed the lesser of the Borrowing Base or the Aggregate Commitment, the Loans made by Blue Ridge and its Liquidity Banks exceed the Blue Ridge Allocation Limit, or the Loans made by Falcon and First Chicago (and any other Falcon Liquidity Bank, if applicable) exceed the Falcon Allocation Limit; or

                  (j) There shall have occurred any event which materially adversely impairs the ability of any of the Originators to originate receivables; or

                  (k) A Change in Control shall occur; or

                  (l) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the Receivables or Related Assets and such lien shall not have been released within seven (7) days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of a lien pursuant to Section 4068 of the Employee Retirement Income Security Act of 1974 with regard to any of the Receivables or Related Assets; or

                  (m) The Collateral Agent, on behalf of the Secured Parties, for any reason, does not have a valid, perfected first priority interest in the Receivables and the Related Assets; or

                  (n) (i) One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against the Borrower involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $10,700 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof, or any non-monetary judgment, order or decree is entered against the Borrower which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                           (ii) One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against any of the Originators involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $10,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof, or any non-monetary judgment, order or decree is entered against any of the Originators which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (o) (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which his resulted or could reasonably be expected to result in liability of any of the Originators under Title IV of ERISA to such Pension Plan, such Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the aggregate amount of Unfunded-Pension Liability among all Pension Plans at any time exceeds $1,000,000; or (iii) any of the Originators or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000.

                  Section 10.2 REMEDIES.

                  (a) OPTIONAL ACCELERATION. Upon the occurrence of an Event of Default (other than an Event of Default described in SECTION 10.1(e) with respect to the Borrower), either of the Co-Agents may by notice to the Borrower and the other Agents, declare the Termination Date to have occurred and the Obligations to be immediately due and payable, whereupon the Aggregate Commitment shall terminate and all Obligations shall become immediately due and payable.

                  (b) AUTOMATIC ACCELERATIon. Upon the occurrence of an Event of Default described in Section 10.1(e) with respect to the Borrower, the Termination Date shall automatically occur and the Obligations shall be immediately due and payable.

                  (c) ADDITIONAL REMEDIES. Upon the Termination Date pursuant to this SECTION 10.2, the Aggregate Commitment will terminate, no Loans or Advances thereafter will be made, and the Collateral Agent, on behalf of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other applicable laws, which rights shall be cumulative.

                                  ARTICLE XI.
                                   THE AGENTS

                  Section 11.1 APPOINTMENT.

                  (a) Each Lender and Co-Agent hereby irrevocably designates and appoints Wachovia Bank, N.A. as Collateral Agent hereunder, and authorizes the Collateral Agent to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, Liquidity Bank or Co-Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Collateral Agent shall be read into this Agreement or otherwise exist against the Collateral Agent.

                  (b) Each of Blue Ridge and its Liquidity Banks hereby irrevocably designates and appoints Wachovia Bank, N.A. as its Co-Agent hereunder, and authorizes such Co-Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Co-Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Each of Falcon and its Liquidity Banks hereby irrevocably designates and appoints The First National Bank of Chicago as its Co-Agent hereunder, and authorizes such Co-Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to such Co-Agent by the terms of this Agreement, if any, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Co-Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any

Lender, any Liquidity Bank or any other Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Co-Agent shall be read into this Agreement or otherwise exist against such Co-Agent.

                  (c) The provisions of this ARTICLE XI are solely for the benefit of the Agents and the Lenders, and neither of the Loan Parties shall have any rights as a third-party beneficiary or otherwise under any of the provisions of this ARTICLE XI, except that this ARTICLE XI shall not affect any obligations which any Agent or any Lender may have to either of the Loan Parties under the other provisions of this Agreement. Furthermore, no Lender or Liquidity Bank shall have any rights as a third-party beneficiary or otherwise under any of the provisions hereof in respect of a Co-Agent which is not the Co-Agent for such Person.

                  (d) In performing its functions and duties hereunder, the Collateral Agent shall act solely as the agent of the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for either of the Loan Parties or any of their respective successors and assigns. In performing its functions and duties hereunder, each Co-Agent shall act solely as the agent of its respective Conduit and its respective Liquidity Bank(s), and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for either of the Loan Parties, any other Lender, Liquidity Bank or Agent, or any of their respective successors and assigns.

                  Section 11.2 DELEGATION OF DUTIES. Each Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                  Section 11.3 EXCULPATORY PROVISIONS. No Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them or any Person described in
SECTION 11.2 under or in connection with this Agreement (except for its, their or such Person's own bad faith, gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Lenders or other agents for any recitals, statements, representations or warranties made by the Borrower contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of either of the Loan Parties to perform its respective obligations hereunder, or for the satisfaction of any condition specified in ARTICLE V, except receipt of items required to be delivered to such Agent. No Agent shall be under any obligation to any Lender, Liquidity Bank or other Agent to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Loan Parties. This SECTION 11.3 is intended solely to govern the relationship between each Agent, on the one hand, and the Lenders and their respective Liquidity Banks, on the other.

                  Section 11.4 RELIANCE BY AGENTS.

                  (a) Each Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Loan Parties), independent accountants and other experts selected by such Agent. Each Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of (i) in the case of the Collateral Agent, each of the Co-Agents (except where another provision of this Agreement specifically authorizes the Collateral Agent to take action based on the instructions of either of the Co-Agents) or (ii) in the case of a Co-Agent, such of its Lenders and Liquidity Banks, as it shall determine to be appropriate under the relevant circumstances, or it shall first be indemnified to its satisfaction by its constituent Liquidity Banks against any and all liability, cost and expense which may be incurred by it by reason of taking or continuing to take any such action. (b) Any action taken by the Collateral Agent in accordance with Section 11.4(a) shall be binding upon all Lenders and Agents.

                  (c) Each Co-Agent shall determine with its Conduit and, as applicable, its Liquidity Banks, the number of such Persons which shall be required to request or direct such Co-Agent to take action, or refrain from taking action, under this Agreement on behalf of such Persons and whether any consent of the rating agencies who rate such Conduit's Commercial Paper Notes is required (such Persons and, if applicable, rating agencies, a "VOTING BLOCK"). Such Co-Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of its appropriate Voting Block, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of such Co-Agent's constituents.

                  (d) Unless otherwise advised in writing by a Co-Agent or by any Lender or Liquidity Bank on whose behalf such Co-Agent is purportedly acting, each party to this Agreement may assume that (i) such Co-Agent is acting for the benefit of each of its constituent Lenders and, as applicable, Liquidity Banks, as well as for the benefit of each permitted assignee from any such Person, and (ii) each action taken by such Co-Agent has been duly authorized and approved by all necessary action on the part of its Voting Block. Each Conduit (or, with the consent of all other Lenders then existing, any other Lender) shall have the right to designate a new Co-Agent (which may be itself) to act on its behalf and on behalf of its assignees and transferees for purposes of this Agreement by giving to the Agents written notice thereof signed by such Lender(s) and the newly designated Co-Agent. Such notice shall be effective when receipt thereof is acknowledged by the retiring Co-Agent, which acknowledgment shall not be withheld or unreasonably delayed, and thereafter the party named as such therein shall be Co-Agent for such Lenders under this Agreement. Each Co-Agent and its Lenders and Liquidity Banks shall agree amongst themselves as to the circumstances and procedures for removal and resignation of such Co-Agent.

                  Section 11.5 NOTICE OF EVENTS OF DEFAULT. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or

Unmatured Default unless such Agent has received notice from another Agent, a Lender, a Liquidity Bank or a Loan Party referring to this Agreement, stating that an Event of Default or Unmatured Default has occurred hereunder and describing such Event of Default or Unmatured Default. In the event that any of the Agents receives such a notice, it shall promptly give notice thereof to the other Agents for distribution, in the case of a Co-Agent, to its constituent Lender(s) and Liquidity Banks. The Collateral Agent shall take such action with respect to such Event of Default or Unmatured Default as shall be directed by either of the Co-Agents.

                  Section 11.6 NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each of the Lenders expressly acknowledges that no Agent, nor any of such Agent's officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent hereafter taken, including, without limitation, any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by such Agent. Each of the Lenders also represents and warrants to the Agents and the other Lenders that it has, independently and without reliance upon any such Person (or any of their Affiliates) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Loan Parties and made its own decision to enter into this Agreement. Each of the Lenders also represents that it will, independently and without reliance upon any Agent or any other Liquidity Bank or Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, prospects, financial and other condition and creditworthiness of the Loan Parties. None of the Agents or the Lenders, nor any of their respective Affiliates, shall have any duty or responsibility to provide any party to this Agreement with any credit or other information concerning the business, operations, property, prospects, financial and other condition or creditworthiness of the Loan Parties which may come into the possession of such Person or any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates, except that each of the Co-Agents shall promptly distribute to its related Conduit (and, as applicable, its Liquidity Banks), copies of financial and other information expressly provided to such Co-Agent by either of the Loan Parties pursuant to this Agreement for distribution to the Agents and/or Lenders.

                  Section 11.7 INDEMNIFICATION OF AGENTS.

                  (a) Each Liquidity Bank agrees to indemnify the Collateral Agent and its officers, directors, employees, representatives and agents (to the extent not reimbursed by the Loan Parties and without limiting the obligation of the Loan Parties to do so), ratably in accordance with their respective Percentages or Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for the Collateral Agent or such Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not the Collateral Agent in its capacity as Collateral Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against the Collateral Agent or such Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or the execution, delivery or performance of this Agreement or any other document furnished in connection herewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the bad faith, gross negligence or willful misconduct of the Collateral Agent or such Person as finally determined by a court of competent jurisdiction).

                  (b) Each Liquidity Bank agrees to indemnify its Co-Agent and such Co-Agent's officers, directors, employees, representatives and agents (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably in accordance with their respective Percentages or Loans, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such Co-Agent or such Person in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Co-Agent in its capacity as Co-Agent or such Person shall be designated a party thereto) that may at any time be imposed on, incurred by or asserted against such Co-Agent or such Person as a result of, or arising out of, or in any way related to or by reason of, any of the transactions contemplated hereunder or the execution, delivery or performance of this Agreement or any other document furnished in connection herewith (but excluding any such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the bad faith, gross negligence or willful misconduct of such Co-Agent or such Person as finally determined by a court of competent jurisdiction).

                  Section 11.8 AGENTS IN THEIR INDIVIDUAL CAPACITIES. Each of the Agents in its individual capacity and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Loan Parties and their Affiliates as though such Agent were not an Agent hereunder. With respect to its Loans, if any, pursuant to this Agreement, each Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not an Agent, and the terms "LENDER" and "LENDERS" shall include each of the Agents in their individual capacities.

                  Section 11.9 SUCCESSOR COLLATERAL AGENT. The Collateral Agent, upon five (5) days' notice to the Borrower, the Lenders and the Co-Agents, may voluntarily resign and may be removed at any time, with or without cause, by the Co-Agents; PROVIDED, HOWEVER, that Wachovia Bank, N.A. shall not voluntarily resign as the Collateral Agent so long as any of Blue Ridge's Liquidity Banks' respective Commitments remain in effect or Blue Ridge has any outstanding Loans hereunder and, PROVIDED, FURTHER, that if Wachovia Bank, N.A. voluntarily resigns or is removed as the Collateral Agent at a time when Falcon has outstanding Loans or Falcon's Liquidity Banks have outstanding Loans or Commitments, First Chicago shall succeed to Wachovia Bank, N.A. as Collateral Agent. In addition, if Blue Ridge's Liquidity Banks cease to have Commitments hereunder and neither Blue Ridge nor any of its other Liquidity Banks has any outstanding Loans, First Chicago shall succeed to Wachovia Bank, N.A. as Collateral Agent. If any Collateral Agent (other than Wachovia Bank, N.A.) shall voluntarily resign or be removed as Collateral Agent under this Agreement, then the Co-Agents during such five-day period shall appoint, with the consent of the Borrower from among the remaining Agents and Lenders, a successor collateral agent, whereupon such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent and the term "COLLATERAL AGENT" shall mean such successor agent, effective upon its appointment, and the former Collateral Agent's rights, powers and duties as Collateral Agent shall be terminated, without any other or further act or deed on the part of such former Collateral Agent or any of the parties to this Agreement. Upon resignation or replacement of any Collateral Agent in accordance with this Section 11.9, the retiring Collateral Agent shall execute such UCC-3 assignments and amendments, and assignments and amendments of the Transaction Documents, as may be necessary to give effect to its replacement by a successor Collateral Agent. After any retiring Collateral Agent's resignation hereunder as Collateral Agent, the provisions of this ARTICLE XI and ARTICLE XIII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

                  Section 11.10 AGENTS' CONFLICT WAIVERS.

                  (a) Wachovia acts, or may in the future act, (i) as administrative agent for Blue Ridge, (ii) as issuing and paying agent for Blue Ridge's Commercial Paper Notes, (iii) to provide credit or liquidity enhancement for the timely payment for Blue Ridge's Commercial Paper Notes and (iv) to provide other services from time to time for Blue Ridge (collectively, the "WACHOVIA ROLES"). Without limiting the generality of SECTIONS 11.1 AND 11.8, each Agent, Lender and Liquidity Bank hereby acknowledges and consents to any and all Wachovia Roles and agrees that in connection with any Wachovia Role, Wachovia may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Blue Ridge, the giving of notice to Blue Ridge's Liquidity Banks of a mandatory purchase pursuant to Blue Ridge's Liquidity Agreement, and hereby acknowledges that neither Wachovia nor any of its Affiliates has any fiduciary duties hereunder to any Lender (other than Blue Ridge) or to any of Blue Ridge's Liquidity Banks arising out of any Wachovia Roles.

                  (b) First Chicago acts, or may in the future act, (i) as administrative agent for Falcon, (ii) as issuing and paying agent for Falcon's Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for Falcon's Commercial Paper and (iv) to provide other services from time to time for Falcon (collectively, the "FIRST CHICAGO ROLES"). Without limiting the generality of SECTIONS 11.1 and 11.8, each of the Agents and the Lenders hereby acknowledges and consents to any and all First Chicago Roles and agrees that in connection with any First Chicago Role, First Chicago may take, or refrain from taking, any action which it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Falcon, the giving of notice to Falcon's Liquidity Banks of a mandatory purchase pursuant to Falcon's Liquidity Agreement, and hereby acknowledges that neither First Chicago nor any of its Affiliates has any fiduciary duties hereunder to any Lender (other than Falcon) or to any of Falcon's Liquidity Banks arising out of any First Chicago Roles.

                  Section 11.11 UCC FILINGS. Each of the Secured Parties hereby expressly recognizes and agrees that the Collateral Agent may be listed as the assignee or secured party of record on the various UCC filings required to be made under the Transaction Documents in order to perfect their respective interests in the Collateral, that such listing shall be for administrative convenience only in creating a record or nominee holder to take certain actions hereunder on behalf of the Secured Parties and that such listing will not affect in any way the status of the Secured Parties as the true parties in interest with respect to the Collateral. In addition, such listing shall impose no duties on the Collateral Agent other than those expressly and specifically undertaken in accordance with this ARTICLE XI.

                                  ARTICLE XII.
                         ASSIGNMENTS AND PARTICIPATIONS

                  Section 12.1 RESTRICTIONS ON ASSIGNMENTS, ETC.

                  (a) No Loan Party may assign its rights, or delegate its duties hereunder or any interest herein without the prior written consent of each of the Agents; PROVIDED, HOWEVER, that the foregoing shall not be deemed to restrict:

                  (i) INTERIM SERVICES' right, prior to delivery of a Successor Notice, to delegate its duties as Servicer to other Originators, provided that INTERIM SERVICES shall remain primarily liable for the performance or non-performance of such duties, or

                  (ii) any Originator(s), whether or not it is acting as the Servicer or a sub-servicer, from entering into a Permitted Restructuring.

                  (b) Each of the Conduits may, at any time, assign all or any portion of a Loan, or sell participations therein, to its Liquidity Banks (or to its Co-Agent for the ratable benefit of its Liquidity Banks).

                  (c) In addition to, and not in limitation of, assignments and participations described in SECTION 12.1(b):

                  (i) in the event that any Liquidity Bank becomes a Downgraded Liquidity Bank, such Downgraded Liquidity Bank shall give prompt written notice of its Downgrading Event to its Co-Agent and to the Borrower. Within 5 Business Days after the Borrower's receipt of such notice, the Borrower may propose an Eligible Assignee who is willing to accept an assignment of, and to assume, such Downgraded Liquidity Bank's rights and obligations under this Agreement and under its applicable Liquidity Agreement. In the event that the Borrower fails to propose such an Eligible Assignee within such 5 Business Day period, or such Eligible Assignee does not execute and deliver assignment and assumption documents reasonably acceptable to such Downgraded Liquidity Bank and its Co-Agent and pays the Downgraded Liquidity Bank's Obligations in full, in each case, not later than 5:00 p.m. (New York City time) on the 10th Business Day following the Borrower's receipt of notice of such Downgrading Event, such Co-Agent may identify an Eligible Assignee without the Borrower's consent, and the Downgraded Liquidity Bank shall promptly assign its rights and obligations to the Eligible Assignee designated by its Co-Agent against payment in full of its Obligations;

                  (ii) each of the Lenders may assign all or any portion of its Loans and, if applicable its Commitment under this Agreement to any Eligible

         Assignee with the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed; and

                  (iii) each of the Lenders may, with the prior written consent of the Borrower, sell participations in all or any portion of their respective rights and obligations in, to and under the Transaction Documents and the Obligations in accordance with SECTIONS 12.2 and 14.7.

In the event that the Borrower reasonably withholds its consent to a proposed assignment or participation under SECTION 12.1(c)(ii) or SECTION 12.1(c)(iii), the Borrower will have 60 days from the date on which it first received notice of a proposed assignment or participation to propose an Eligible Assignee as an alternate assignee or participant, as the case may be, to the Lender who proposed to make such assignment or to sell such participation (each, a "PROPOSING LENDER") and to its Co-Agent. Provided that (x) such proposed Eligible Assignee is, in the case of a participation, reasonably acceptable to the Proposing Lender, and (y) such proposed Eligible Assignee, in the case of an assignment or a participation, executes and delivers an assignment and assumption agreement or a participation agreement, as the case may be, reasonably acceptable to the Proposing Lender and its Co-Agent and, if applicable, pays the Proposing Lender the amounts due to it under its assignment or participation agreement, as applicable, in each case, not later than 5:00 p.m. (New York City time) on such 60th day, the Proposing Lender shall be obliged to make the proposed assignment or sell the proposed participation to the Eligible Assignee proposed by the Borrower against payment in full of its Obligations, if any, that are being assigned or participated. In the event the Borrower fails to propose an Eligible Assignee, or the proposed Eligible Assignee fails to execute and deliver documents or to pay for the assigned Obligations, by such 60th day, then the Proposing Lender may proceed to enter into the proposed assignment or participation with the Eligible Assignee or participant originally identified by the Proposing Lender.

                  Section 12.2 RIGHTS OF ASSIGNEES AND PARTICIPANTS.

                  (a) Upon the assignment by a Lender in accordance with SECTION 12.1(b) OR (c), the Eligible Assignee(s) receiving such assignment shall have all of the rights of such Lender with respect to the Transaction Documents and the Obligations (or such portion thereof as has been assigned).

                  (b) In no event will the sale of any participation interest in any Lender's or any Eligible Assignee's rights under the Transaction Documents or in the Obligations relieve the seller of such participation of its obligations, if any, hereunder or, if applicable, under the applicable Liquidity Agreement.

                  Section 12.3 TERMS AND EVIDENCE OF ASSIGNMENT. Any assignment to any Eligible Assignee(s) pursuant to SECTION 1.8, 12.1(b) or 12.1(c) shall be upon such terms and conditions as the assigning Lender and its Co-Agent, on the one hand, and the Eligible Assignee, on the other, may mutually agree, and shall be evidenced by such instrument(s) or document(s) as may be satisfactory to such Lender, its Co-Agent and the Eligible Assignee(s). Any assignment made in accordance with the terms of the Article XII shall relieve the assigning Lender of its obligations, if any, under this Agreement (and, if applicable, its Liquidity Agreement) to the extent assigned.

                                 ARTICLE XIII.
                                INDEMNIFICATION

                  Section 13.1 INDEMNITIES BY THE BORROWER.

                  (a) GENERAL INDEMNITY. Without limiting any other rights which any such Person may have hereunder or under applicable law, the Borrower hereby agrees to indemnify each of the Agents, the Lenders, the Liquidity Banks, each of their respective Affiliates, and all successors, transferees, participants and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each, an "INDEMNIFIED PARTY"), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related costs and expenses, including attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or relating to the Transaction Documents, the Obligations or the Collateral, EXCLUDING, HOWEVER, (i) Indemnified Amounts to the extent determined by a court of competent jurisdiction to have resulted from bad faith, gross negligence or willful misconduct on the part of such Indemnified Party or (ii) recourse (except as otherwise specifically provided in this Agreement) for Indemnified Amounts to the extent the same includes losses in respect of Receivables which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts arising out of or relating to:

                           (A) the creation of any Lien on, or transfer by any
                  Loan Party of any interest in, the Collateral other than the sale of Receivables and related property by the Originators to the Borrower pursuant to the Sale Agreement and the grant of by the Borrower of a security interest in the Collateral to the Collateral Agent pursuant to SECTION 9.1;

                           (B) any representation or warranty made by any Loan
                  Party (or any of its officers) under or in connection with any Transaction Document, any Information Package or any other information or report delivered by or on behalf of any Loan Party pursuant hereto, which shall have been false, incorrect or misleading in any respect when made or deemed made or delivered, as the case may be;

                           (C) the failure by any Loan Party to comply with any
                  applicable law, rule or regulation with respect to any Receivable or the related Contract and/or Invoice, or the nonconformity of any Receivable or the related Contract and/or Invoice with any such applicable law, rule or regulation;

                           (D) the failure to vest and maintain vested in the
                  Collateral Agent, for the benefit of the Secured Parties, a valid and perfected first priority security interest in the Collateral, free and clear of any other Lien, other than a Lien arising solely as a result of an act of one of the Secured Parties, now or at any time thereafter;

                           (E) the failure to file, or any delay in filing,
                  financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Collateral;

                           (F) any dispute, claim, offset or defense (other than
                  discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivables or the related Contract and/or Invoice not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the services related to such Receivable or the furnishing or failure to furnish such services;

                           (G) any Rebill or other matter described in
                  SECTION 3.4;

                           (H) any failure of any Loan Party, as the Borrower,
                  the Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of this Agreement or the other Transaction Documents to which it is a party;

                           (I) any claim of breach by any Loan Party of any
                  related Contract and/or Invoice with respect to any Receivable;

                           (J) any tax or governmental fee or charge (but not
                  including taxes upon or measured by net income), all interest and penalties thereon or with respect thereto, and all out-of-pocket costs and expenses, including the reasonable fees and expenses of counsel in defending against the same, which may arise by reason of the Collateral Agent's security interest in the Collateral;

                           (K) any failure of the Borrower, any of the
                  Originators, the Servicer or any Person to whom the Servicer delegates any servicing responsibilities to be Year 2000 Compliant;

                           (L) the commingling of Collections of Receivables at
                  any time with other funds;

                           (M) any investigation, litigation or proceeding
                  related to or arising from this Agreement or any other Transaction Document, the transactions contemplated hereby or thereby, the use of the proceeds of any Loan, the security interest in the Receivables and Related Assets or any other investigation, litigation or proceeding relating to the Borrower or any of the Originators in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby or thereby (other than an investigation, litigation or proceeding (1) relating to a dispute solely amongst the Lenders (or certain Lenders) and one of the Agents or (2) excluded by SECTION 13.1(a));

                           (N) any inability to litigate any claim against any
                  Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

                           (O) the occurrence of any Event of Default of the
                  type described in SECTION 10.1(e); or

                           (P) any loss incurred by any of the Secured Parties
                  as a result of the inclusion in the Borrowing Base of Receivables owing from any single Obligor and its Affiliated Obligors which causes the aggregate Unpaid Balance of all such Receivables to exceed the applicable Obligor Concentration Limit.

                  (b) CONTEST OF TAX CLAIM; AFTER-TAX BASIS. If any Indemnified Party shall have notice of any attempt to impose or collect any tax or governmental fee or charge for which indemnification will be sought from any Loan Party under SECTION 13.1(a)(xi), such Indemnified Party shall give prompt and timely notice of such attempt to the Borrower and the Borrower shall have the right, at its expense, to participate in any proceedings resisting or objecting to the imposition or collection of any such tax, governmental fee or charge. Indemnification hereunder shall be in an amount necessary to make the Indemnified Party whole after taking into account any tax consequences to the Indemnified Party of the payment of any of the aforesaid taxes (including any deduction) and the receipt of the indemnity provided hereunder or of any refund of any such tax previously indemnified hereunder, including the effect of such tax, deduction or refund on the amount of tax measured by net income or profits which is or was payable by the Indemnified Party.

                  (c) CONTRIBUTION. If for any reason the indemnification provided above in this SECTION 13.1 (and subject to the exceptions set forth therein) is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Borrower shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Borrower on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

                  Section 13.2 INDEMNITIES BY SERVICER. Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each of the Indemnified Parties forthwith on demand, from and against any and all Indemnified Amounts awarded against or incurred by any of them arising out of or relating to the Servicer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document, or any representation or warranty made by the Servicer (or any of its officers) under or in connection with any Transaction Document, any Information Package or any other information or report delivered by or on behalf of the Servicer, which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered, as the case may be, or the failure of the Servicer to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract and/or Invoice. Notwithstanding the foregoing, in no event shall any Indemnified Party be awarded any Indemnified Amounts (a) to the extent determined by a court of competent jurisdiction to have resulted from gross negligence or willful misconduct on the part of such Indemnified Party or (b) as recourse for Indemnified Amounts to the extent the same includes losses in respect of Receivables which are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor.

                  If for any reason the indemnification provided above in this
SECTION 13.2 (and subject to the exceptions set forth therein) is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Servicer shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Servicer on the other hand but also the relative fault of such Indemnified Party as well as any other relevant equitable considerations.

                                  ARTICLE XIV.
                                 MISCELLANEOUS

                  Section 14.1 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and signed by each of the Loan Parties, the Collateral Agent, and, with the consent of their respective Voting Blocks, the Co-Agents, and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The Loan Parties acknowledge that, before entering into such an amendment or granting such a waiver or consent, each of the Co-Agents will be required to obtain the approval of their respective Voting Blocks.

                  Section 14.2 NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by express mail or courier or by certified mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth on SCHEDULE 14.2 or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, (a) if personally delivered or sent by express mail or courier or if sent by certified mail, when received, and (b) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means.

                  Section 14.3 NO WAIVER; REMEDIES. No failure on the part of any Agent or any of the Secured Parties to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Without limiting the foregoing, each of the Agents, the Lenders and the Liquidity Banks is hereby authorized by the Borrower at any time and from time to time, to the fullest extent permitted by law, to set off and apply to payment of any Obligations that are then due and owing any and all deposits (general or special, time or demand provisional or final) at any time held and other indebtedness at any time owing by such Person to or for the credit or the account of the Borrower.

                  Section 14.4 BINDING EFFECT; SURVIVAL. This Agreement shall be binding upon and inure to the benefit of each the Loan Parties, the Agents, the Lenders and their respective successors and assigns, and the provisions of
SECTION 4.2 and ARTICLE XIII shall inure to the benefit of the Affected Parties and the Indemnified Parties, respectively, and their respective successors and assigns; PROVIDED, HOWEVER, nothing in the foregoing shall be deemed to authorize any assignment not permitted by SECTION 12.1. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Payout Date. The rights and remedies with respect to any breach of any representation and warranty made by the Borrower pursuant to ARTICLE VI and the indemnification and payment provisions of ARTICLE XIII and SECTIONS 4.2, 14.5, 14.6, 14.7, 14.8 and 14.15 shall be continuing and shall survive any termination of this Agreement.

                  Section 14.5 COSTS, EXPENSES AND TAXES. In addition to their obligations under the other provisions of this Agreement, the Loan Parties jointly and severally agree to pay:

                  (a) within 15 Business Days after receipt of a written invoice therefor: all reasonable out-of-pocket costs and expenses incurred by the Agents, in connection with (i) the negotiation, preparation, execution and delivery of this Agreement, the other Transaction Documents or the Liquidity Agreements (subject to the limitations set forth in the Fee Letters), or (ii) the administration of the Transaction Documents prior to an Event of Default including, without limitation, (A) the reasonable fees and expenses of a single law firm acting as counsel to the Agents and the Lenders incurred in connection with any of the foregoing, and (B) subject to the limitations set forth in the Fee Letters and in SECTION 7.1(c), the reasonable fees and expenses of independent accountants incurred in connection with any review of any Loan Party's books and records either prior to or after the execution and delivery hereof;

                  (b) within 15 Business Days after receipt of a written invoice therefor: all reasonable out-of-pocket costs and expenses (including, without limitation, the reasonable fees and expenses of counsel and independent accountants) incurred by each of the Lenders, the Agents and the Liquidity Banks in connection with the negotiation, preparation, execution and delivery of any amendment or consent to, or waiver of, any provision of the Transaction Documents which is requested or proposed by any Loan Party (whether or not consummated), the administration of the Transaction Documents following an Event of Default (or following a waiver of or consent to any Event of Default), or the enforcement by any of the foregoing Persons of, or any actual or claimed breach of, this Agreement or any of the other Transaction

Documents, including, without limitation, (i) the reasonable fees and expenses of counsel to any of such Persons incurred in connection with any of the foregoing or in advising such Persons as to their respective rights and remedies under any of the Transaction Documents in connection with any of the foregoing, and (ii) the reasonable fees and expenses of independent accountants incurred in connection with any review of any Loan Party's books and records or valuation of the Receivables and Related Assets; and

                  (c) upon demand: all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other Transaction Documents (and Loan Parties, jointly and severally agree to indemnify each Indemnified Party against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees).

                  Section 14.6 NO PROCEEDINGS. Each of the parties hereto hereby agrees that it will not institute against the Borrower, Blue Ridge or Falcon, or join any Person in instituting against the Borrower, Blue Ridge or Falcon, any insolvency proceeding (namely, any proceeding of the type referred to in the definition of Event of Bankruptcy) so long as any Commercial Paper Notes or other senior Indebtedness issued by Blue Ridge or Falcon shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes or other senior Indebtedness shall have been outstanding.

                  Section 14.7 CONFIDENTIALITY OF BORROWER INFORMATION.

                  (a) CONFIDENTIAL BORROWER INFORMATION. Each party hereto (other than the Loan Parties) acknowledges that certain of the information provided to such party by or on behalf of Loan Parties in connection with this Agreement and the transactions contemplated hereby is or may be confidential, and each such party severally agrees that, unless INTERIM SERVICES shall otherwise agree in writing, and except as provided in SUBSECTION (b), such party will not disclose to any other person or entity:

                  (i) any information regarding, or copies of, any nonpublic financial statements, reports, schedules and other information furnished by any Loan Party to the Co-Agents and the Lenders (A) prior to the date hereof in connection with such party's due diligence relating to Loan Parties and the transactions contemplated hereby, or (B) pursuant to SECTION 3.1, 5.1, 6.1(i), 6.1(m), 7.1(c) or 7.2, or

                  (ii) any other information regarding any Loan Party which is designated by any Loan Party to such party in writing as confidential

(the information referred to in CLAUSES (i) AND (ii) above, whether furnished by any Loan Party or any attorney for or other representative thereof (each, a "BORROWER INFORMATION PROVIDER"), is collectively referred to as the "BORROWER INFORMATION"); PROVIDED, HOWEVER, "BORROWER INFORMATION" shall not include any information which is or becomes generally available to the general public or to such party on a nonconfidential basis from a source other than any Borrower Information Provider, or which was known to such party on a nonconfidential basis prior to its disclosure by any Borrower Information Provider.

                  (b) DISCLOSURE. Notwithstanding SUBSECTION (a), each party may disclose any Borrower Information:

                  (i) to any of such party's attorneys and auditors,

                  (ii) to any dealer or placement agent for such party's Commercial Paper Notes, who (A) in the good faith belief of such party, has a need to know the Borrower Information, (B) is informed by such party of the confidential nature of the Borrower Information and the terms of this SECTION
14.7 and (C) has agreed in writing to be bound by the provisions of this SECTION 14.7,

                  (iii) to any Liquidity Bank (whether or not on the date of disclosure, such Liquidity Bank continues to be an Eligible Assignee), to any other actual or potential permitted assignee or participant permitted under
SECTION 12.1 who has agreed to be bound by the provisions of this SECTION 14.7,

                  (iv) to any rating agency that maintains a rating for such party's Commercial Paper Notes or is considering the issuance of such a rating, for the purposes of reviewing the credit of any Lender in connection with such rating,

                  (v) to any other party to this Agreement (and any independent attorneys and auditors of such party), for the purposes contemplated hereby,

                  (vi) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party,

                  (vii) subject to SUBSECTION (C), in the event such party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose such Borrower Information,

                  (viii) to any entity that provides a surety bond or other credit enhancement to either of the Conduits, or

                  (ix) in connection with the enforcement of this Agreement or any other Transaction Document.

In addition, each of the Lenders and the Agents may disclose on a "no name" basis to any actual or potential investor in Commercial Paper Notes information regarding the nature of this Agreement, the basic terms hereof (including without limitation the amount and nature of the Aggregate Commitment and the Advances), the nature, amount and status of the Receivables, and the current and/or historical ratios of losses to liquidations and/or outstandings with respect to the Receivables.

                  (c) LEGAL COMPULSION. In the event that any party hereto (other than any Loan Party) or any of its representatives is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Borrower Information, such party will (or will cause its representative to):

                  (i) provide INTERIM SERVICES with prompt written notice so that (A) INTERIM SERVICES may seek a protective order or other appropriate remedy, or (B) INTERIM SERVICES may, if it so chooses, agree that such party (or its representatives) may disclose such Borrower Information pursuant to such request or legal compulsion; and

                  (ii) unless INTERIM SERVICES agrees that such Borrower Information may be disclosed, make a timely objection to the request or compulsion to provide such Borrower Information on the basis that such Borrower Information is confidential and subject to the agreements contained in this
SECTION 14.7.

                  In the event such protective order or remedy is not obtained, or INTERIM SERVICES agrees that such Borrower Information may be disclosed, such party will furnish only that portion of the Borrower Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be afforded the Borrower Information.

                  (d) SURVIVAL. This SECTION 14.7 shall survive termination of this Agreement.

                  Section 14.8 CONFIDENTIALITY OF PROGRAM INFORMATION.

                  (a) CONFIDENTIAL INFORMATION. Each party hereto acknowledges that each of the Conduits and its Co-Agent regard the structure of the transactions contemplated by this Agreement to be proprietary, and each such party agrees that:

                  (i) it will not disclose without the prior consent of the applicable Conduit or its Co-Agent (other than to the directors, employees, auditors, counsel or affiliates (collectively, "REPRESENTATIVES") of such party, each of whom shall be informed by such party of the confidential nature of the Program Information (as defined below) and of the terms of this SECTION 14.8):
(A) any information regarding the pricing in, or copies of, this Agreement, the Liquidity Agreements or the Fee Letters or any transaction contemplated hereby or thereby, (B) any information regarding the organization, business or operations of such Conduit generally or the services performed by such Conduit's Co-Agent for such Conduit, or (C) any information which is furnished by such Conduit or its Co-Agent to such party and which is designated by such Conduit or its Co-Agent to such party in writing or otherwise as confidential or not otherwise available to the general public (the information referred to in CLAUSES (A), (B) and (C) is collectively referred to as the "PROGRAM INFORMATION"); PROVIDED, HOWEVER, that such party may disclose any such Program Information (I) as may be required by any municipal, state, federal or other regulatory body having or claiming to have jurisdiction over such party, including, without limitation, the SEC, (II) in order to comply with any law, order, regulation, regulatory request or ruling applicable to such party, (III) subject to SUBSECTION (c) below, in the event such party is legally compelled (by interrogatories, requests for information or copies, subpoena, civil investigative demand or similar process) to disclose any such Program Information, or (IV) in financial statements as required by GAAP;

                  (ii) it will use the Program Information solely for the purposes of evaluating, administering and enforcing the transactions contemplated by the Transaction Documents and making any necessary business judgments with respect thereto; and

                  (iii) it will, upon demand, return (and cause each of its representatives to return) to the applicable Co-Agent, all documents or other written material received from such Conduit or Co-Agent in connection with
(a)(i)(b) or (c) above and all copies thereof made by such party which contain the Program Information.

                  (b) AVAILABILITY OF CONFIDENTIAL INFORMATION. This SECTION
14.8 shall be inoperative as to such portions of the Program Information which are or become generally available to the public or such party on a nonconfidential basis from a source other than the applicable Co-Agent or were known to such party on a nonconfidential basis prior to its disclosure by such Co-Agent.

                  (c) LEGAL COMPULSION TO DISCLOSE. In the event that any party or anyone to whom such party or its representatives transmits the Program Information is requested or becomes legally compelled (by interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any of the Program Information, such party will:

                  (i) provide the applicable Co-Agent with prompt written notice so that such Co-Agent may seek a protective order or other appropriate remedy and/or, if it so chooses, agree that such party may disclose such Program Information pursuant to such request or legal compulsion; and

                  (ii) unless such Co-Agent agrees that such Program Information may be disclosed, make a timely objection to the request or confirmation to provide such Program Information on the basis that such Program Information is confidential and subject to the agreements contained in this SECTION 14.8.

In the event that such protective order or other remedy is not obtained, or the applicable Co-Agent agrees that such Program Information may be disclosed, such party will furnish only that portion of the Program Information which (in such party's good faith judgment) is legally required to be furnished and will exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Program Information. In the event any Loan Party is required to file a copy of this Agreement with the SEC or any other governmental authority, it will (A) provide the applicable Co-Agent with prompt written notice of such requirement and (B) exercise reasonable efforts to obtain reliable assurance that such governmental authority will give confidential treatment to this Agreement.

                  (d) SURVIVAL. This SECTION 14.8 shall survive termination of this Agreement.

                  Section 14.9 CAPTIONS AND CROSS REFERENCES. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement. Unless otherwise indicated, references in this Agreement to any Section, Appendix, Schedule or Exhibit are to such Section of or Appendix, Schedule or Exhibit to this Agreement, as the case may be, and references in any Section, subsection, or clause to any subsection, clause or subclause are to such subsection, clause or subclause of such Section, subsection or clause.

                  Section 14.10 INTEGRATION. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire understanding among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

                  Section 14.11 GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE SECURITY INTEREST OF THE COLLATERAL AGENT, ON BEHALF OF THE SECURED PARTIES, IN THE COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  Section 14.12 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT OR DOCUMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING OR OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL NOT BE TRIED BEFORE A JURY.

                  Section 14.13 CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. EACH SELLER PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

                  (a) IT IRREVOCABLY (i) SUBMITS TO THE NON-EXCLUSIVE JURISDICTION, FIRST, OF ANY UNITED STATES FEDERAL COURT, AND SECOND, IF FEDERAL JURISDICTION IS NOT AVAILABLE, OF ANY NEW YORK STATE COURT, IN EITHER CASE SITTING IN NEW YORK COUNTY, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND (ii) WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF

AN INCONVENIENT FORUM TO THE MAINTENANCE OF AN ACTION OR PROCEEDING IN SUCH COURTS.

                  (b) TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THIS AGREEMENT.

                  Section 14.14 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

                  Section 14.15 NO RECOURSE AGAINST OTHER PARTIES. The several obligations of the Lenders under this Agreement are solely the corporate obligations of such Lender. No recourse shall be had for the payment of any amount owing by such Lender under this Agreement or for the payment by such Lender of any fee in respect hereof or any other obligation or claim of or against such Lender arising out of or based upon this Agreement, against any employee, officer, director, incorporator or stockholder of such Lender. Each of the Borrower, the Servicer and the Agents agrees that each of the Conduits shall be liable for any claims that such party may have against such Conduit only to the extent such Conduit has excess funds and to the extent such assets are insufficient to satisfy the obligations of such Conduit hereunder, such Conduit shall have no liability with respect to any amount of such obligations remaining unpaid and such unpaid amount shall not constitute a claim against such Conduit. Any and all claims against the Conduits or the Co-Agents shall be subordinate to the claims against such Persons of the holders of such Conduit's Commercial Paper Notes and its Liquidity Banks.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

                       INTERIM SERVICES RECEIVABLES CORP.


                       By: __________________________________
                             Name:  Shannon C. Allen
                             Title: Vice President and Treasurer

SERVICER:

                       INTERIM SERVICES INC.


                       By: __________________________________
                           Name:  Shannon C. Allen
                           Title: Vice President and Treasurer

AGENTS:

                       WACHOVIA BANK, N.A., as Collateral Agent and
                       Blue Ridge Agent


                       By: __________________________________
                           Name:  Kevin McConnell
                           Title: Senior Vice President

                       THE FIRST NATIONAL BANK OF CHICAGO, as Falcon Agent


                       By: __________________________________
                           Name:
                           Title:

LENDERS:

                      BLUE RIDGE ASSET FUNDING CORPORATION

                      BY:  WACHOVIA BANK, N.A., ITS ATTORNEY-IN-FACT


                      By: __________________________________
                          Name:  Victoria A. Dudley
                          Title: Senior Vice President

                          Initial Commitment:  not applicable
                          Initial Percentage:  not applicable


                     WACHOVIA BANK, N.A.


                     By: __________________________________
                         Name:  Kevin McConnell
                         Title: Senior Vice President

                                Initial Commitment:  $90,000,000
                                Initial Percentage:  60%

                     FALCON ASSET SECURITIZATION CORPORATION


                     By: __________________________________
                         Name:
                         Title:

                                 Initial Commitment:  not applicable
                                 Initial Percentage:  not applicable


                     THE FIRST NATIONAL BANK OF CHICAGO

                     By: __________________________________
                         Name:
                         Title:

                                 Initial Commitment:  $60,000,000
                                 Initial Percentage:  40%

                                     ANNEX A

                                   DEFINITIONS

                  A.  CERTAIN DEFINED TERMS.  As used in this Agreement:

                  "ACCOUNT" shall have the meaning specified in Section 9-106 of the UCC.

                  "ADJUSTED DILUTION RATIO" at any time means the 12-month rolling average of the Dilution Ratio for the 12 Settlement Periods then most recently ended.

                  "ADVANCE" means a borrowing hereunder consisting of the aggregate amount of the several Loans made on the same Borrowing Date.

                  "AFFECTED PARTY" means each of the Lenders, the Agents and the Liquidity Banks.

                  "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

                  "AFFILIATED OBLIGOR" in relation to any Obligor means an Obligor that is an Affiliate of such Obligor.

                  "AGENTS" means the Collateral Agent and the Co-Agents.

                  "AGGREGATE COMMITMENT" means the aggregate of the Commitments of the Liquidity Banks, as reduced or increased from time to time pursuant to the terms hereof.

                  "AGREEMENT" means this Credit and Security Agreement, as it may be amended or modified and in effect from time to time.

                  "ALTERNATE BASE RATE" means for any day, the rate per annum equal to the higher as of such day of (i) the Base Rate, or (ii) one-half of one percent (0.50%) above the Federal Funds Rate. For purposes of determining the Alternate Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change. The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by Wachovia in connection with extensions of credit.

                  "ALTERNATE BASE RATE LOAN" means a Loan which bears interest at the Alternate Base Rate or the Default Rate.

                  "APPLICABLE REBILLS" means (a) at all times prior to the date, if any, when the Servicer is able to link rebilled Invoices to the original Invoice by number, Rebills, and (b) at all times from and after the date, if any, when the Servicer is able to link rebilled Invoices to the original Invoice by number, Net Rebills.

                  "ARTICLE" means an article of this Agreement unless another document is specifically referenced.

                  "AUTHORIZED OFFICER" means: (a) with respect to Interim Services Inc., any of its Chairman/President/CEO, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Senior Vice President/Secretary, acting singly, (b) with respect to each of Interim Services Atlantic LLC and Interim Services Pacific LLC, any of its President/CEO, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Secretary, acting singly, (c) with respect to Interim Assessment Services Inc. (F/K/A HR Easy), any of its CEO, Executive Vice President, Treasurer or Secretary, acting singly, (d) with respect to Saratoga Institute, any of its Director, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Secretary, acting singly, (e) with respect to Michael Page International Inc., any of its Chairman, Executive Vice President/CFO, Vice President and Treasurer, Assistant Treasurer or Secretary, acting singly, and
(f) with respect to Interim Services Receivables Corp., any of its President, Executive Vice President/CFO, Vice President/Treasurer, Assistant Treasurer or Secretary, acting singly.

                  "BASE RATE" means (a) with respect to Blue Ridge and its Liquidity Banks, the Prime Rate, and (b) with respect to Falcon and its Liquidity Banks, the Corporate Base Rate.

                  "BLUE RIDGE" has the meaning provided in the preamble of this Agreement.

                  "BLUE RIDGE AGENT" has the meaning provided in the preamble of this Agreement.

                  "BLUE RIDGE ALLOCATION LIMIT" has the meaning set forth in
SECTION 1.1(a).

                  "BLUE RIDGE FEE LETTER" means that certain Blue Ridge Fee Letter dated as of July 1, 1999 by and among INTERIM SERVICES, the Borrower, Blue Ridge and Wachovia, as the Blue Ridge Agent and the Collateral Agent.

                  "BLUE RIDGE LIQUIDITY AGREEMENT" means the Liquidity Asset Purchase Agreement dated as of the date hereof among Blue Ridge, the Blue Ridge Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

                  "BORROWER" has the meaning provided in the preamble of this Agreement.

                  "BORROWER INFORMATION" has the meaning set forth in SECTION 14.7(a).

                  "BORROWER INFORMATION PROVIDER" has the meaning set forth in
SECTION 14.7(a).

                  "BORROWING BASE" means, on any date of determination, the amount determined by reference to the following formula:

                              [ (NPB - RR) - EDC ]

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

                  WHERE:

                  NPB      =        the Net Pool Balance as of the most recent
                                    Cut-Off Date;

                  RR       =        the Required Reserve as of the most recent
                                    Cut-Off Date; and

                  EDC      =        Deemed Collections that have occurred since
                                    the most recent Cut-Off Date to the extent such Deemed Collections exceed the Dilution
                                    Reserve.

                  "BORROWING DATE" means a date on which an Advance is made hereunder.

                  "BORROWING REQUEST" is defined in Section 2.1.

                  "BUSINESS DAY" means any day on which banks are not authorized or required to close in New York, New York, Chicago, Illinois, Atlanta, Georgia, or Fort Lauderdale, Florida, and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the Eurodollar Rate (Reserve Adjusted), any day on which dealings in dollar deposits are carried on in the London interbank market.

                  "CHANGE IN CONTROL" means:

                  (a) the failure of INTERIM SERVICES to own (directly or through one or more wholly-owned Subsidiaries of INTERIM SERVICES) 100% of the issued and outstanding shares of the capital stock (including all warrants, options, conversion rights, and other rights to purchase or convert into such stock) of the Borrower on a fully diluted basis; or

                  (b) means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 20% or more of the outstanding shares of voting stock of INTERIM SERVICES or (ii) during any period of up to 12 consecutive months, commencing on the date of this Agreement, individuals who at the beginning of such 12-month period were directors of INTERIM SERVICES shall cease for any reason (other than the death, disability or retirement of an officer of INTERIM SERVICES that is serving as a director at such time so long as another officer of INTERIM SERVICES replaces such Person as a director) to constitute a majority of the Board of Directors of INTERIM SERVICES; PROVIDED, HOWEVER, that the acquisition of voting stock of INTERIM SERVICES by the existing shareholders of Norrell Corporation as a portion of the consideration for INTERIM SERVICES' acquisition of Norrell Corporation and/or its Subsidiaries shall not constitute a "Change of Control" for purposes of the Transaction Documents.

                  "CO-AGENTS" has the meaning provided in the preamble of this Agreement.

                  "CODE" means the Internal Revenue Code of 1986, as the same may be amended from time to time.

                  "COLLATERAL" has the meaning set forth in SECTION 9.1.

                  "COLLATERAL AGENT" has the meaning provided in the preamble of this Agreement.

                  "COLLECTION ACCOUNT" has the meaning set forth in SECTION 7.1(i).

                  "COLLECTIONS" means, (a) with respect to any Receivable, all funds which either (i) are received by the Borrower, any of the Originators or the Servicer from or on behalf of the related Obligor in payment of any amounts owed (including, without limitation, purchase prices, finance charges, interest and all other charges) in respect of such Receivable, or applied to such amounts owed by such Obligor (including, without limitation, insurance payments that the Borrower, any Originator or the Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods or other collateral or property of the Obligor or any other party directly or indirectly liable for payment of such Receivable and available to be applied thereon), or (ii) are Deemed Collections, and (b) with respect to any Demand Advance, any payment of principal or interest in respect thereof.

                  "COMMERCIAL PAPER NOTES" shall mean the commercial paper promissory notes, if any, issued by or on behalf of Blue Ridge of Falcon or that fund, any CP Rate Loan.

                  "COMMITMENT" means, for each of Wachovia and First Chicago, its obligation to make Loans not exceeding the amount set forth opposite its signature to the Agreement, as such amount may be modified from time to time pursuant to the terms hereof.

                  "COMMITMENT INCREASE REQUEST" has the meaning set forth in
SECTION 1.7.

                  "COMMITMENT REDUCTION NOTICE" has the meaning set forth in
SECTION 1.6.

                  "CONDUITS" has the meaning provided in the preamble of this Agreement.

                  "CONSTITUENTS" means, as to either Co-Agent, the Conduit represented by it as specified in the preamble to this Agreement, and each of such Conduit's Liquidity Banks.

                  "CONTRACT" means with respect to any Receivable, any agreement, contract or other writing (other than, in each of the foregoing cases, an Invoice) with respect to the provision of services by an Originator to an Obligor.

                  "CONTRACT YEAR" means (i) initially, the period beginning on July 1, 1999 and ending on June 29, 2000 and (ii) thereafter, each period beginning on a Scheduled Termination Date and ending on the succeeding Scheduled Termination Date.

                  "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "CORPORATE BASE RATE" means the rate of interest publicly announced from time to time by First Chicago as its "corporate base rate." (The "corporate base rate" is a rate set by First Chicago based upon various factors including First Chicago's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the corporate base rate announced by First Chicago shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "CP RATE" shall mean:

                  (a) with respect to Blue Ridge for any CP Tranche Period, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper Notes of Blue Ridge having a term equal to such CP Tranche Period are sold plus (to the extent not already deducted from the Principal Amount of such Commercial Paper Notes) the amount of any placement agent or commercial paper dealer fees incurred in connection with such sale and other costs associated with funding small or odd-lot amounts; and

                  (b) with respect to Falcon for any CP Tranche Period, the rate equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper Notes of Falcon having a term equal to such CP Tranche Period are sold plus (to the extent not already deducted from the Principal Amount of such Commercial Paper Notes) the amount of any placement agent or commercial paper dealer fees incurred in connection with such sale and other costs associated with funding small or odd-lot amounts.

                  "CP RATE LOAN" means a Loan made by a Conduit which bears interest at a CP Rate.

                  "CP TRANCHE PERIOD" shall mean, a period of 7 to 90 days commencing on a Business Day selected by the Borrower (or by the Servicer on the Borrower's behalf) and agreed to by the applicable Co-Agent pursuant to SECTION
2.2. If such CP Tranche Period would end on a day which is not a Business Day, such CP Tranche Period shall end on the preceding Business Day.

                  "CREDIT AND COLLECTION POLICY" means those credit and collection policies and practices of INTERIM SERVICES relating to Contracts and/or Invoices and Receivables as in effect on the date of this Agreement, as modified without violating Section 7.3(c), but subject to compliance with applicable tariffs or state regulations in effect from time to time; PROVIDED that if an Event of Default or an Unmatured Default has occurred, at the request of any of the Agents, INTERIM SERVICES shall provide a detailed written summary of the Credit and Collection Policy.

                  "CUT-OFF DATE" means May 23, 1999 and the last day of each accounting period of INTERIM SERVICES thereafter as reflected on SCHEDULE 1 hereto.

                  "DAYS SALES OUTSTANDING" or "DSO", means, as of any day, an amount equal to the product of (x) 91, multiplied by (y) the amount obtained by dividing (i) the aggregate outstanding balance of Receivables as of the most recent Cut-Off Date, by (ii) the aggregate amount of Receivables created during the three Settlement Periods including and immediately preceding such Cut-Off Date.

                  "DEEMED COLLECTIONS" means Collections deemed received by the Borrower under SECTION 3.4.

                  "DEFAULT HORIZON RATIO" at any time means the ratio (expressed as a percentage) computed as of the Cut-Off Date for the next preceding Settlement Period by dividing the aggregate sales generated during the most recent four Settlement Periods by the aggregate Unpaid Balance of all Eligible Receivables as of the most recent Cut-off Date.

                  "DEFAULT RATE" means a rate per annum equal to the sum of (i) the Alternate Base Rate plus (ii) 2.00%, changing when and as the Alternate Base Rate changes.

                  "DEFAULT RATIO" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the total amount of Receivables which became Defaulted Receivables during the Settlement Period that includes such Cut-Off Date, by (y) the aggregate sales generated by the Originators during the Settlement Period occurring four months prior to the Settlement Period ending on such Cut-Off Date.

                  "DEFAULT TRIGGER RATIO" means, as of any Cut-Off Date, the ratio (expressed as a percentage) computed by dividing (x) the total amount of Receivables that are Defaulted Receivables as of such Cut-Off Date, by (y) the aggregate sales generated by the Originators during the Settlement Period occurring four months prior to the Settlement Period ending on such Cut-Off Date.

                  "DEFAULTED RECEIVABLE" means a Receivable: (a) as to which any payment, or part thereof, remains unpaid for more than 120 days from the original due date for such payment; (b) as to which an Event of Bankruptcy has occurred and remains continuing with respect to the Obligor thereof; (c) which has been referred to an outside collection agency or attorney for collection, or
(d) which has been, or, consistent with the Credit and Collection Policy would be, written off the Borrower's, any Originator's or the Servicer's books as uncollectible.

                  "DELINQUENCY RATIO" at any time means the ratio (expressed as a percentage) computed as of the Cut-Off Date for the next preceding Settlement Period by dividing (x) the aggregate Unpaid Balance of all Receivables that are Delinquent Receivables on such Cut-Off Date by (y) the aggregate Unpaid Balance of Receivables on such Cut-Off Date.

                  "DELINQUENT RECEIVABLE" means a Receivable as to which any payment, or part thereof, remains unpaid for 91-120 days from the original due date for such payment.

                  "DEMAND ADVANCE" means an advance made by the Borrower to INTERIM SERVICES on any day during the Revolving Period other than a Settlement Date on which no Event of Default or Unmatured Default exists and is continuing, which advance (a) is payable upon demand, (b) is not evidenced by an instrument, chattel paper or a certificated security, (c) bears interest at a market rate determined by the Borrower and the Servicer from time to time, and (d) may not be offset by INTERIM SERVICES against amounts due and owing from the Borrower to INTERIM SERVICES under its Subordinated Note.

                  "DILUTION" means the amount of any reduction or cancellation of the Unpaid Balance of a Receivable as described in SECTION 3.4(a).

                  "DILUTION HORIZON RATIO" means, on any date of determination, an amount calculated by dividing (a) cumulative sales generated during the two most recent Settlement Periods by (b) the aggregate Unpaid Balance of all Eligible Receivables as of the most recent Cut-off Date.

                  "DILUTION RATIO" means a percentage equal to a fraction, the numerator of which is the total amount of decreases in Unpaid Balances due to Dilutions during the most recent Settlement Period, and the denominator of which is the amount of sales generated during the Settlement Period one month prior to the most recent Settlement Period.

                  "DILUTION RESERVE" means a percentage equal to the product of
(x) the sum of (i) 2.0 times the Adjusted Dilution Ratio, plus (ii) the Dilution Volatility Component, multiplied by (y) the Dilution Horizon Ratio.

                  "DILUTION VOLATILITY COMPONENT" means an amount (expressed as a percentage) equal to the product of (i) the difference between (a) the highest three-month rolling average Dilution Ratio over the past 12 Settlement Periods and (b) the Adjusted Dilution Ratio, and (ii) a fraction, the numerator of which is equal to the amount calculated in (i)(a) of this definition and the denominator of which is equal to the amount calculated in (i)(b) of this definition.

                  "DOLLARS" means dollars in lawful money of the United States of America.

                  "DOWNGRADED LIQUIDITY BANK" means a Liquidity Bank which has been the subject of a Downgrading Event.

                  "DOWNGRADING EVENT" with respect to any Person means the lowering of the rating with regard to the short-term securities of such Person to below (i) A-1 by S&P, or (ii) P-1 by Moody's.

                  "ELIGIBLE ASSIGNEE" means (a) any "bankruptcy remote" special purpose entity which is administered by Wachovia or First Chicago (or any Affiliate of the foregoing) that is in the business of acquiring or financing receivables, securities and/or other financial assets and which issues commercial paper notes that are rated at least A-1 by S&P and P-1 by Moody's,
(b) any Qualifying Liquidity Bank having a combined capital and surplus of at least $250,000,000, or (c) any Downgraded Liquidity Bank whose liquidity commitment has been fully drawn by the applicable Conduit or its Co-Agent and funded into a collateral account.

                  "ELIGIBLE ORIGINATOR" means each of (a) INTERIM SERVICES, (b) each of Interim Services Atlantic LLC, a Delaware limited liability company, Interim Services Pacific LLC, a Delaware limited liability company, Interim Assessment Services Inc. (f/k/a HR Easy Inc.), a North Carolina corporation, Saratoga Institute Inc., a California corporation, and Michael Page International Inc., a Delaware corporation, so long as they are direct or indirect wholly-owned Subsidiaries of INTERIM SERVICES, and (c) each of the other direct or indirect, wholly-owned Subsidiaries of INTERIM SERVICES who (with the consent of the Co-Agents if such Subsidiary constitutes a Material Proposed Addition) becomes a "seller" party to the Sale Agreement by executing a Joinder Agreement and complying with the conditions set forth in Article V of the Sale Agreement.

                  "ELIGIBLE RECEIVABLE" means, at any time, a Receivable:

                  (a) which is a Receivable arising out of the sale of services by an Eligible Originator in the ordinary course of its business that has been sold to the Borrower pursuant to the Sale Agreement in a "true sale" transaction;

                  (b) as to which the perfection of the Collateral Agent's security interest, on behalf of the Secured Parties, is governed by the laws of a jurisdiction where the Uniform Commercial Code-Secured Transactions is in force, and which constitutes an "account" or a "general intangible" as defined in the Uniform Commercial Code as in effect in such jurisdiction;

                  (c) the Obligor of which is resident of the United States or any of its possessions or territories, and is not (i) an Affiliate of any Loan Party, or (ii) a Governmental Authority as to which the assignment of receivables owing therefrom requires compliance with the Federal Assignment of Claims Act or other similar legislation (unless the Borrower has complied therewith); PROVIDED, HOWEVER, that the Borrower shall not be required to comply with the Federal Assignment of Claims Act or other similar legislation so long as the aggregate amount of Receivables of the type described in this clause (c)(ii) does not exceed 2.5% of the aggregate Outstanding Balance of all Eligible Receivables as of the last day of any Settlement Period;

                  (d) which is not a Defaulted Receivable or a Delinquent Receivable at such time;

                  (e) with regard to which the representations and warranties of the Borrower in SECTIONS 6.1(j), (l) and (p) are true and correct;

                  (f) the granting of a security interest therein does not contravene or conflict with any law;

                  (g) which is denominated and payable only in Dollars in the United States;

                  (h) which arises under a Contract and is evidenced by an Invoice , in each case that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not subject to any dispute, offset (except as provided below), counterclaim or defense whatsoever; PROVIDED, HOWEVER, that if such dispute, offset, counterclaim or defense affects only a portion of the Unpaid Balance of such Receivable, then such Receivable may be deemed an Eligible Receivable to the extent of the portion of such Unpaid Balance which is not so affected, and PROVIDED, further, that (x) Receivables of any Obligor which has any accounts payable by the applicable Originator or by a wholly-owned Subsidiary of such Originator (thus giving rise to a potential offset against such Receivables) may be treated as Eligible Receivables to the extent that the Obligor of such Receivables has agreed pursuant to a written agreement in form and substance satisfactory to the Administrative Agent, that such Receivables shall not be subject to such offset, and (y) unless and until either of the Co-Agents notifies the other Co-Agent and the Borrower to the contrary, the potential right of Dell Computer Corporation or IBM Corporation to offset against such Receivables shall not constitute a reduction in the portion thereof that will be deemed to be eligible unless Dell Computer Corporation or IBM Corporation, as the case may be, has effected such offset or notified the applicable Originator or its wholly-owned Subsidiary that it intends to offset unless paid amounts owed to it;

                  (i) which, together with the Contract and/or Invoice related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract and/or Invoice related thereto is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Receivable;

                  (j) which satisfies in all material respects all applicable requirements of the applicable Eligible Originator's Credit and Collection Policy;

                  (k) which, according to the Contract and/or Invoice related thereto, is due and payable within 30 days from the invoice date of such Receivable;

                  (l) the original term of which has not been extended (except as permitted in SECTION 8.2(c)); and

                  (m) if the applicable Eligible Originator acquired such Receivable through a Material Acquisition requiring a Review, the Co-Agents have notified the Borrower in writing that such Receivable (and other similarly-acquired Receivables) are acceptable to the Co-Agents based on the satisfactory outcome of such Review.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any rule or regulation issued thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with INTERIM SERVICES within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by INTERIM SERVICES or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by INTERIM SERVICES or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Tide IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon INTERIM SERVICES or any ERISA Affiliate.

                  "EURODOLLAR BUSINESS DAY" means a day of the year as defined in CLAUSE (I) of the definition of Business Day.

                  "EURODOLLAR LOAN" means a Loan which bears interest at the applicable Eurodollar Rate.

                  "EURODOLLAR RATE" means, for any Interest Period, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of the related Liquidity Funding offered for a term comparable to such Interest Period, which rates appear on a Bloomberg L.P. terminal, displayed under the address "US0001M (Index) Q (Go)" effective as of 11:00 A.M., London time, two Eurodollar Business Days prior to the first day of such Interest Period, PROVIDED that if no such offered rates appear on such page, the Eurodollar Rate for such Interest Period will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than two major banks in New York City, selected by the Co-Agents, at approximately 10:00 A.M., New York City time, two Eurodollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Liquidity Funding.

                  "EURODOLLAR RATE (RESERVE ADJUSTED)" applicable to any Interest Period means a rate PER ANNUM equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by DIVIDING (i) the applicable Eurodollar Rate for such Interest Period by (ii) 1.00 MINUS the Eurodollar Reserve Percentage.

                  "EURODOLLAR RESERVE PERCENTAGE" shall mean, with respect to any Interest Period, the maximum reserve percentage, if any, applicable to a Liquidity Bank under Regulation D during such Interest Period (or if more than one percentage shall be applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be applicable) for determining such Liquidity Bank's reserve requirement (including any marginal, supplemental or emergency reserves) with respect to liabilities or assets having a term comparable to such Interest Period consisting or included in the computation of "Eurocurrency Liabilities" pursuant to Regulation D. Without limiting the effect of the foregoing, the Eurodollar Reserve Percentage shall reflect any other reserves required to be maintained by such Liquidity Bank by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the "London Interbank Offered Rate" or "LIBOR" is to be determined or (b) any category of extensions of credit or other assets which include LIBOR-based credits or assets.

                  "EVENT OF DEFAULT" means an event described in SECTION 10.1.

                  "EVENT OF BANKRUPTCY" shall be deemed to have occurred with respect to a Person if either:

                  (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

                  (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall be adjudicated insolvent, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.

                  "EXCESS CONCENTRATION AMOUNT" means, as of any date, the sum of the amounts by which the aggregate Unpaid Balance of Receivables of each Obligor exceeds the Obligor Concentration Limit for such Obligor.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXHIBIT" refers to an exhibit to this Agreement, unless another document is specifically referenced.

                  "EXTENSION REQUEST" has the meaning set forth in SECTION 1.8.

                  "FACILITY FEE" has the meaning set forth in the Fee Letters.

                  "FALCON" has the meaning provided in the preamble of this Agreement.

                  "FALCON AGENT" has the meaning provided in the preamble of this Agreement.

                  "FALCON ALLOCATION LIMIT" has the meaning set forth in SECTION 1.1(b).

                  "FALCON FEE LETTER" means that certain Falcon Fee Letter dated as of July 1, 1999 by and among INTERIM SERVICES, the Borrower, Falcon and First Chicago, as the Falcon Agent.

                  "FALCON LIQUIDITY AGREEMENT" means the Liquidity Asset Purchase Agreement dated as of the date hereof among Falcon, the Falcon Agent, and the Liquidity Banks from time to time party thereto, as the same may be amended, restated, supplemented, replaced or otherwise modified from time to time.

                  "FEDERAL FUNDS RATE" means, for any day, the rate PER ANNUM (rounded upwards, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, PROVIDED THAT (i) if the day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the applicable Co-Agent on such day on such transactions, as reasonably determined by such Co-Agent.

                  "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

                  "FEE LETTERS" means, collectively, the Blue Ridge Fee Letter and the Falcon Fee Letter.

                  "FINAL PAYOUT DATE" means the date following the Termination Date on which the Obligations have been paid in full.

                  "FIRST CHICAGO" has the meaning provided in the preamble of this Agreement.

                  "FIRST CHICAGO ROLES" has the meaning set forth in SECTION 11.10(b).

                  "GAAP" shall mean generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such accounting profession, which are applicable to the circumstances as of the date of determination.

                  "GENERAL INTANGIBLE" shall have the meaning specified in
Section 9-105 of the UCC.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "GUARANTEE" of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness or (c) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness; PROVIDED HOWEVER that the term Guarantee shall not include endorsements for collection or deposit, in either case, in the ordinary course of business.

                  "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than trade payables incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, but limited, if such obligations are without recourse to such Person, to the lesser of the principal amount of such Indebtedness or the fair market value of such property, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations of such Person in respect of interest rate protection agreements, foreign currency exchange agreements or other interest or exchange rate hedging arrangements (the amount of any such obligation to be the amount that would be payable upon the acceleration, termination or liquidation thereof) and (j) all obligations of such Person as an account party in respect of letters of credit and bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

                  "INDEMNIFIED AMOUNTS" has the meaning set forth in SECTION 13.1(a).

                  "INDEMNIFIED PARTY" has the meaning set forth in SECTION 13.1(a).

                  "INDEPENDENT DIRECTOR" has the meaning set forth in SECTION 7.4(ii).

                  "INFORMATION PACKAGE" has the meaning set forth in SECTION
3.1.

                  "INITIAL DUE DILIGENCE AUDITOR" means Arthur Andersen, LLP.

                  "INTEREST PAYMENT DATE" means:

                  (a) with respect to any CP Rate Loan, the last day of its CP Tranche Period, the date on which any such Loan is prepaid, in whole or in part, and the Termination Date;

                  (b) with respect to any Eurodollar Loan, the last day of its Interest Period, the date on which any such Loan is prepaid, in whole or in part, and the Termination Date;

                  (c) with respect to any Alternate Base Rate Loan, each Settlement Date while such Loan remains outstanding, the date on which any such Loan is prepaid, in whole or in part, and the Termination Date; and

                  (d) with respect to any Loan while the Default Rate is applicable thereto, upon demand or, in the absence of any such demand, each Settlement Date while such Loan remains outstanding, the date on which any such Loan is prepaid, in whole or in part, and the Termination Date.

                  "INTEREST PERIOD" means, with respect to a Eurodollar Loan, a period not to exceed three months commencing on a Business Day selected by the Borrower (or the Servicer on the Borrower's behalf) pursuant to this Agreement and agreed to by the applicable Co-Agent. Such Interest Period shall end on the day which corresponds numerically to such date one, two, or three months thereafter, PROVIDED, HOWEVER, that (i) if there is no such numerically corresponding day in such next, second or third succeeding month, such Interest Period shall end on the last Business Day of such next, second or third succeeding month, and (ii) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day unless said next succeeding Business Day falls in a new calendar month, then such Interest Period shall end on the immediately preceding Business Day.

                  "INTEREST RATE" means a Eurodollar Rate (Reserve Adjusted), a CP Rate, an Alternate Base Rate or the Default Rate.

                  "INTEREST RESERVE" shall mean, on any date of determination,
1.5 TIMES the Alternate Base Rate MULTIPLIED by a fraction the numerator of which is the 12-month high Days Sales Outstanding and the denominator of which is 360.

                  "INTERIM SERVICES" has the meaning set forth in the preamble of this Agreement.

                  "INVOICE" means, collectively, with respect to any Receivable:
(i) any paper or electronic bill, statement or invoice for services rendered by an Originator to an Obligor, and (ii) any instrument or chattel paper now or hereafter evidencing all or any portion of the same, but in all instances excluding Contracts and/or Invoices.

                  "JOINDER AGREEMENT" has the meaning set forth in the Sale Agreement.

                  "LENDERS" means Blue Ridge, Falcon, First Chicago, Wachovia and their respective successors and permitted assigns.

                  "LIEN" means any security interest, lien, encumbrance, pledge, assignment, title retention, similar claim, right or interest.

                  "LIQUIDITY AGREEMENTS" means, collectively, the Blue Ridge Liquidity Agreement and the Falcon Liquidity Agreement.

                  "LIQUIDITY BANK" means (a) with respect to Falcon, First Chicago, (b) with respect to Blue Ridge, Wachovia, and (c) any Eligible Assignee of First Chicago's Commitment hereunder and under Falcon's Liquidity Agreement or Wachovia's Commitment hereunder and under Blue Ridge's Liquidity Agreement, in each case, to which the Borrower has consented if required under SECTION
12.1. A Liquidity Bank will become a "LENDER" hereunder at such time as it makes any Liquidity Funding.

                  "LIQUIDITY COMMITMENT" means, with respect to each Liquidity Bank, its commitment to make Liquidity Fundings pursuant to the Liquidity Agreement to which it is a party.

                  "LIQUIDITY FUNDING" means (a) a purchase made by any Liquidity Bank pursuant to its Liquidity Commitment of all or any portion of a Conduit's Loan, or (b) any Loan made by a Conduit's Liquidity Banks in lieu of such Conduit pursuant to SECTION 1.1.

                  "LIQUIDITY TERMINATION DATE" means the earlier to occur of the following:

                  (a) the date on which either Conduit's Liquidity Banks' commitments pursuant to such Conduit's Liquidity Agreement expire, cease to be available to such Conduit or otherwise cease to be in full force and effect; or

                  (b) the date on which a Downgrading Event with respect to a Liquidity Bank shall have occurred and been continuing for not less than 30 days, and either (i) the Downgraded Liquidity Bank shall not have been replaced by a Qualifying Liquidity Bank pursuant to the Applicable Liquidity Agreement, or (ii) the commitment of such Downgraded Liquidity Bank under a Liquidity Agreement shall not have been funded or collateralized in such a manner that will avoid a reduction in or withdrawal of the credit rating applied to the Commercial Paper Notes to which such Liquidity Agreement applies by any of the rating agencies then rating such Commercial Paper Notes.

                  "LOAN" means any loan made by a Lender to the Borrower pursuant to this Agreement. Each Loan shall either be a CP Rate Loan, an Alternate Base Rate Loan or a Eurodollar Rate Loan, selected in accordance with the terms of this Agreement.

                  "LOAN PARTIES" means, collectively, (i) the Borrower, and (ii) INTERIM SERVICES.

                  "LOCK-BOX" has the meaning set forth in the Lock-Box
Agreements.

                  "LOCK-BOX ACCOUNT" means any bank account of the Borrower or the Collateral Agent into which Collections are deposited or transferred and which is subject to a Lock-Box Agreement.

                  "LOCK-BOX AGREEMENT" means a letter agreement, in substantially the form of EXHIBIT A (or as otherwise approved by the Collateral Agent), among an Originator, the Borrower, the Collateral Agent and a Lock-Box Bank.

                  "LOCK-BOX BANK" means any of the banks holding one or more lock-boxes, blocked accounts or Lock-Box Accounts receiving Collections from Receivables.

                  "LOSS RESERVE" as of any Cut-Off Date means a percentage equal to the greater of (a) 10% and (b) the product of (i) 2.0 times the highest three-month rolling average Default Ratio during the most recent 12 Settlement Periods and (ii) the Default Horizon Ratio.

                  "MATERIAL ACQUISITION" means that any existing Originator acquires the receivables originated by one or more other Persons who are not existing Eligible Originators, whether by purchase, merger, consolidation or otherwise, if the aggregate amount of receivables so acquired from any one such Person exceeds $10 million or the aggregate amount of receivables so acquired from all such Persons in any Contract Year exceeds $25 million.

                  "MATERIAL ADVERSE EFFECT" means:

                  (i) a material adverse change in, or a material adverse effect upon (A) the operations, business, properties, condition (financial or otherwise) or prospects of INTERIM SERVICES and its Subsidiaries taken as a whole, or (B) the Borrower's assets or financial condition;

                  (ii) a material impairment of the ability of any Loan Party to perform under any Transaction Document or to avoid or cure, as applicable, any Unmatured Default or Event of Default;

                  (iii) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Transaction Document;

                  (iv) a material adverse effect upon the validity, enforceability or collectibility of a material portion of the Receivables; or

                  (v) a material adverse effect upon the validity, perfection, priority or enforceability of the Borrower's title to -- or the Collateral Agent's security interest, on behalf of the Secured Parties, in -- the Collateral.

                  "MATERIAL PROPOSED ADDITION" means a Person (other than Norrell Corporation and its Subsidiaries or a successor thereto) whom the Borrower or INTERIM SERVICES proposes to add as a "seller" under the Sale Agreement if either (i) such Person's receivables (on the proposal date) exceed $10 million in the aggregate, or (ii) such Person's receivables (on such proposal date), when aggregated with the receivables of all other Persons added as "sellers" under the Sale Agreement in the same Contract Year (measured on the respective dates such other Persons became "sellers" under the Sale Agreement) exceed $25 million in the aggregate.

                  "MOODY'S" means Moody's Investors Service, Inc.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which INTERIM SERVICES or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                  "NET POOL BALANCE" means, at any time, an amount equal to (i) the aggregate Unpaid Balance of all Eligible Receivables at such time, MINUS
(ii) the Excess Concentration Amount at such time.

                  "NET REBILLS" means, for any Settlement Period, the aggregate amount of increases in Invoice amounts due to Rebills minus the aggregate amount of decreases in Invoice amounts due to Rebills.

                  "OBLIGATIONS" means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders (or any Lender), the Agents (or any Agent) or any Indemnified Party arising under the Transaction Documents.

                  "OBLIGOR" means a Person obligated to make payments with respect to a Receivable, including any guarantor thereof.

                  "OBLIGOR CONCENTRATION LIMIT" means, at any time, in relation to the aggregate Unpaid Balance of Receivables owed by any single Obligor and its Affiliated Obligors (if any), the lesser of (a) one-third of the Loss Reserve, or (b) the applicable concentration limit shall (unless BOTH Co-Agents agree, from time to time upon the Borrower's request, to a higher percentage of Eligible Receivables for a particular Obligor and its Affiliates) be determined as follows for Obligors who have a short term unsecured debt rating currently assigned to them by either S&P or Moody's, the applicable concentration limit shall be determined according to the following table (and, if such Obligor is rated by both agencies and has a split rating, the applicable rating will be the lower of the two):

        ---------------------------------- ----------------------------- ------------------------------
                                                                            Allowable % of Eligible
                   S&P Rating                     Moody's Rating                  Receivables
        ---------------------------------- ----------------------------- ------------------------------
                      A-1+                                                            10%
        ---------------------------------- ----------------------------- ------------------------------
                       A-1                             P-1                             8%
        ---------------------------------- ----------------------------- ------------------------------
                       A-2                             P-2                             6%
        ---------------------------------- ----------------------------- ------------------------------
                       A-3                             P-3                             3%
        ---------------------------------- ----------------------------- ------------------------------
             Below A-3 or Not Rated           Below P-3 or Not Rated                   2%
        ---------------------------------- ----------------------------- ------------------------------


PROVIDED, HOWEVER, that unless and until either Co-Agent gives the Borrower 5 Business Days' notice to the contrary, the Obligor Concentration Limit for IBM Corporation and its Affiliated Obligors shall be 9% of Eligible Receivables .

                  "ORIGINATOR" means any of INTERIM SERVICES or any its direct or indirect wholly-owned Subsidiaries who is or becomes a "seller" under the Sale Agreement.

                  "PAYMENT INTANGIBLE" means a "general intangible for money due or to become due" as such phrase is used in Section 9-318(4) of the UCC.

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any successor thereto.

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which INTERIM SERVICES sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

                  "PERCENTAGE" means (a) with respect to Blue Ridge and its Liquidity Banks in the aggregate, 60%, and (b) with respect to Falcon and its Liquidity Banks in the aggregate, 40%, as the foregoing percentages may be adjusted from time to time pursuant to SECTION 1.7.

                  "PERMITTED RESTRUCTURING" means any merger, consolidation or similar combination of an Originator (i) with another Originator, and/or (ii) with and into a newly formed entity that is (A) domiciled in the United States of America, and (B) wholly-owned, directly or indirectly, by INTERIM SERVICES, with no assets (other than its initial paid-in capital) and no liabilities (other than minimal organization costs) for the purpose of changing its legal form from a corporation, partnership or limited liability company domiciled in one state of the United States to a corporation, partnership or limited liability company domiciled in another state, from a corporation to a partnership or limited liability company, from a partnership to a corporation or limited liability company, or from a limited liability company to a partnership or corporation, as the case may be, and/or (iii) with any other Person to whom each of the Co-Agents gives its prior written consent, SO LONG AS: (1) the successor or surviving entity unconditionally assumes such Originator's (or Originators') respective obligations under the Transaction Documents to which it is (or they are) a party immediately prior to giving effect to such combination, (2) prior to the effectiveness of such combination, all UCC financing statements necessary to maintain the validity, perfection and priority of the Borrower's ownership interest in the Receivables and Related Rights (as defined in the Sale Agreement) acquired or to be acquired from such Originator or Originators under the Sale Agreement, and the Collateral Agent's security interest therein, have been duly executed and filed in all necessary jurisdictions, and (3) if the surviving entity in such combination(s) is not an existing party to the Sale Agreement, all other documents required to be delivered in connection with a Joinder Agreement under the Sale Agreement have been duly executed and delivered substantially contemporaneously with such combination(s).

                  "PERSON" means any natural Person, corporation, firm, joint venture, partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which a Loan Party sponsors or maintains or to which a Loan Party makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of Persons who are not U.S. residents.

                  "PREPAYMENT NOTICE" has the meaning set forth in SECTION
1.5(a).

                  "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Wachovia as its "prime rate." (The "prime rate" is a rate set by Wachovia based upon various factors including Wachovia's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by Wachovia shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "PRINCIPAL AMOUNT" means the actual net cash proceeds received by a Conduit upon issuance of a Commercial Paper Note.

                  "PROGRAM INFORMATION" has the meaning set forth in SECTION
14.8.

                  "PROPERTY" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

                  "QUALIFYING LIQUIDITY BANK" means a Liquidity Bank with a rating of its short-term securities equal to or higher than (i) A-1 by S&P and
(ii) P-1 by Moody's.

                  "RATABLE SHARE" means with respect to any Liquidity Bank, the ratio which its Commitment bears to the sum of the Commitments of all Liquidity Banks for the same Conduit.

                  "REBILL" means, with respect to any Receivable, any cancellation of the applicable Invoice and reissuance of a replacement Invoice therefor.

                  "RECEIVABLE" means any Account or any Payment Intangible arising from the sale of professional services in the fields of information technology, finance, law, manufacturing and human resources, as well as clerical, administrative and light industrial staffing by an Originator, including, without limitation, the right to payment of any interest or finance charges and other amounts with respect thereto, which is sold to the Borrower under the Sale Agreement. Rights to payment arising from any one transaction, including, without limitation, rights to payment represented by an individual Invoice, shall constitute a Receivable separate from a Receivable consisting of the rights to payment arising from any other transaction; PROVIDED, HOWEVER, that a Rebill shall not be deemed to be the creation of a new Receivable (regardless of the invoice number assigned thereto) and shall instead be deemed to be an amendment and restatement of the original Receivable and related Invoice; and PROVIDED, FURTHER, that any right to payment referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or the Borrower treats such right to payment as a separate payment obligation.

                  "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

                  "REGULATION U" means Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

                  "REGULATORY CHANGE" shall mean any change after the date of this Agreement in United States (federal, state or municipal) or foreign laws or regulations (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks (including the Liquidity Banks) of or under any United States (federal, state or municipal) or foreign, laws, or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "RELATED ASSETS" means (a) all rights to, but not any obligations under, all related Invoices and all Related Security related to any Receivables, (b) all rights and interests of the Borrower under the Sale Agreement in relation to any Receivables, (c) all books and records evidencing or otherwise relating to any Receivables, (d) the Collection Account (if any) and all Lock-Box Accounts and all cash and instruments therein, to the extent constituting or representing the items in the following clauses (e) and (f), (e) all of the Borrower's rights to demand and receive payment in respect of any Demand Advances, and (f) all Collections in respect of, and other proceeds of, any Receivables or any other Related Assets.

                  "RELATED SECURITY" means, with respect to any Receivable, all of the Borrower's right, title and interest in and to: (a) all Invoices that relate to such Receivable; (b) all security deposits and other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract and/or





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

Invoice related to such Receivable or otherwise; (c) all UCC financing statements covering any collateral securing payment of such Receivable; (d) all guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Invoice related to such Receivable or otherwise; and (e) all insurance policies, and all claims thereunder, related to such Receivable, in each case to the extent directly related to rights to payment, collection and enforcement, and other rights with respect to such Receivable.

                  "REPORTABLE EVENT" means any of the events set forth in
Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "REPORTING DATE" has the meaning set forth in SECTION 3.1(a).

                  "REQUIRED AMOUNTS" has the meaning set forth in SECTION 3.2.

                  "REQUIRED RESERVE" means, on any day during a Settlement Period, an amount equal to the product of (A) the greater of (i) 9.79% and (ii) the sum of (w) the Loss Reserve, (x) the Dilution Reserve, (y) the Interest Reserve and (z) the Servicing Reserve TIMES (B) the Net Pool Balance on such day.

                  "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or final, nonappealable determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "RESPONSE DATE" has the meaning set forth in SECTION 1.8.

                  "RESPONSIBLE OFFICER" of any Person means any of its Chairman, Chief Executive Officer, Chief Operating Officer, President, Chief Financial Officer or Treasurer.

                  "REVIEW" has the meaning set forth in SECTION 7.1(c).

                  "REVOLVING PERIOD" means the period from and after the date of the initial Advance under this Agreement to but excluding the Termination Date.

                  "S&P" means Standard and Poor's Ratings Services, a division of The McGraw Hill Companies, Inc.

                  "SALE AGREEMENT" means the Receivables Sale Agreement dated as of July 1, 1999 between the Originators, as sellers, and the Borrower, as purchaser, as it may be amended, supplemented or otherwise modified in accordance with SECTION 7.3(f).

                  "SCHEDULE" refers to a specific schedule to this Agreement, unless another document is specifically referenced.



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

                  "SCHEDULED TERMINATION DATE" means June 29, 2000, unless extended by unanimous agreement of Blue Ridge, Falcon and their respective Co-Agents and Liquidity Banks.

                  "SEC" means the Securities and Exchange Commission.

                  "SECTION" means a numbered section of this Agreement, unless another document is specifically referenced.

                  "SECURED PARTIES" means the Agents, the Indemnified Parties and the Affected Parties.

                  "SERVICER" has the meaning set forth in the preamble of this Agreement.

                  "SERVICER TRANSFER EVENT" means the occurrence of any Event of Default.

                  "SERVICER'S FEE" accrued for any day in a Settlement Period means:

                  (a) an amount equal to (x) 1.0% PER ANNUM (or, at any time while INTERIM SERVICES is the Servicer, such lesser percentage as may be agreed between the Borrower and the Servicer on an arms' length basis based on then prevailing market terms for similar services), TIMES (y) the aggregate Unpaid Balance of the Receivables at the close of business on the first day of such Settlement Period, TIMES (z) 1/360; or

                  (b) on and after the Servicer's reasonable request made at any time when INTERIM SERVICES shall no longer be the Servicer, an alternative amount specified by the Servicer not exceeding (x) 110% of the Servicer's costs and expenses of performing its obligations under the Agreement during the Settlement Period when such day occurs, divided by (y) the number of days in such Settlement Period.

                  "SERVICING RESERVE" shall mean the product of 1.0% and a fraction, the numerator of which is the highest Days Sales Outstanding calculated for each of the most recent 12 Settlement Periods and the denominator of which is 360.

                  "SETTLEMENT DATE" means (a) the second Business Day after each Reporting Date, and such other Business Days as the Co-Agents may specify in a written notice to the Co-Agents and the Loan Parties, and (b) the Termination Date.

                  "SETTLEMENT PERIOD" means: (a) the period from and including the date of the initial Advance to but excluding the next Cut-Off Date; and (b) thereafter, each period from and including a Cut-Off Date to the earlier to occur of the next Cut-Off Date or the Final Payout Date.

                  "SUBORDINATED LOAN" has the meaning set forth in the Sale Agreement.

                  "SUBORDINATED NOTES" has the meaning set forth in the Sale Agreement.

                  "SUBSIDIARY" of any Person means (i) a corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned or controlled by such Person, directly or indirectly through Subsidiaries, and (ii) any partnership, association, joint venture or other entity in which such Person, directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time.

                  "SUCCESSOR NOTICE" has the meaning set forth in SECTION
8.1(b).

                  "SUPPLEMENTAL SERVICER'S FEE" accrued for any day in a Settlement Period means an amount not to exceed (x) 2.0% PER ANNUM, TIMES (y) the aggregate Unpaid Balance of the Receivables at the close of business on the first day of such Settlement Period, TIMES (z) 1/360, as agreed between the Borrower and the Servicer from time to time.

                  "TERMINATION DATE" means the earliest to occur of:

                  (a) the Scheduled Termination Date;

                  (b) the Liquidity Termination Date;

                  (c) the date designated by the Borrower as the "Termination Date" on not less than five (5) Business Days' notice to the Co-Agents, PROVIDED that on such date the Obligations have been paid in full;

                  (d) the date specified in SECTION 10.2(a) or (b); or

                  (e) the date on which any one or more Originators whose Receivables represent more than 50% of all Receivables being sold under the Sale Agreement as of the Initial Closing Date (under and as defined therein) cease(s) selling Receivables to the Borrower under the Sale Agreement.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Lock-Box Agreements, the Sale Agreement, the Fee Letters, the Subordinated Notes and the other documents to be executed and delivered in connection herewith.

                  "TRANSFEREE" is defined in SECTION 12.4.

                  "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

                  "UNMATURED DEFAULT" means an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

                  "UNPAID BALANCE" of any Receivable means at any time the unpaid amount thereof, but EXCLUDING all late payment charges, delinquency charges and extension or collection fees.



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                  "USAGE FEE" has the meaning set forth in each of the Fee
Letters.

                  "VOTING BLOCK" has the meaning set forth in SECTION 11.4.

                  "WACHOVIA" has the meaning set forth in the preamble of this Agreement.

                  "WACHOVIA ROLES" has the meaning set forth in SECTION
11.10(a).

                  "YEAR 2000 COMPLIANT" has the meaning set forth in SECTION 6.1(q).

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                  B. OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                  C. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".


























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